As filed with the Securities and Exchange Commission on October 19, 2020

File No. 333-146680

File No. 811-22132

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 101	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 103	☒

(Check appropriate box or boxes)

ABERDEEN FUNDS

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 866-667-9231

Lucia Sitar, Esq.

c/o Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copy to:

Thomas C. Bogle, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED October 19, 2020

ABERDEEN FUNDS

PROSPECTUS

December [ ], 2020

Aberdeen Short Duration High Yield Municipal Fund Class A – AAHMX ■ Class C – ACHMX ■ Institutional Class – AHYMX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by following the instructions printed on this prospectus or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions printed on this prospectus or by contacting the Fund at (866) 667-9231 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Summary – Aberdeen Short Duration High Yield Municipal Fund

Aberdeen Short Duration High Yield Municipal Fund

Objective

The Aberdeen Short Duration High Yield Municipal Fund (the “Short Duration High Yield Municipal Fund” or the “Fund”) seeks a high level of current income exempt from federal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Short Duration High Yield Municipal Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages [ ] and [ ] of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges” and “Reduction of Sales Charges” sections on pages [ ] and [ ] of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75%(1)	1.00%(2)	None
Small Account Fee(3)	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	[ ]%	[ ]%	[ ]%

1	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
2	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
3	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.
4	Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for Class A shares, 1.65% for Class C shares and 0.65% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2022. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Summary - Aberdeen Short Duration High Yield Municipal Fund 3

Summary – Aberdeen Short Duration High Yield Municipal Fund

Example

This Example is intended to help you compare the cost of investing in the Short Duration High Yield Municipal Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 Year		3 Years		5 Years		10 Years
Class A shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Institutional Class shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

You would pay the following expenses on the same investment if you did not sell your shares:

		1 Year		3 Years		5 Years		10 Years
Class C shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Short Duration High Yield Municipal Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Strategies

As a fundamental policy, under normal circumstances, the Short Duration High Yield Municipal Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal obligations that are exempt from federal income tax (including securities subject to the federal alternative minimum tax (“AMT”)). Tax-exempt municipal obligations include municipal obligations that pay interest that is free from U.S. federal income tax (other than AMT).

The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the AMT. If this is the case, the Fund’s net return to those investors may be lower than to investors not subject to the AMT. The interest income distributed by the Fund that is derived from certain tax-exempt municipal obligations may be subject to the federal AMT for individuals. There is no limitation on the portion of the Fund’s assets that may be invested in municipal obligations subject to the AMT. An investor should consult his or her tax adviser for more information.

Under normal market conditions, the Fund will maintain an investment portfolio with a weighted average effective duration of less than 4.5 years. However, the Fund can buy securities of any maturity. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.

The Fund may invest in obligations of any credit quality. Under normal circumstances, the Fund invests at least 50% of its assets in municipal bonds rated BBB or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc., at the time of investment, or the equivalent by another independent rating agency or the unrated equivalent as determined by the Adviser. Split rate bonds will be considered to have the higher credit rating. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds.

Municipal bonds in which the Fund may invest include, but are not limited to, general obligation bonds, revenue bonds, private activity bonds, moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender option bonds.

Revenue obligations may include, but are not limited to, general obligation bonds, revenue bonds, private activity bonds, moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender option bonds. Revenue obligations may include, but are not limited to, industrial development, pollution control, public utility, housing, and health care issues. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The Fund does not currently intend to deposit bonds into a TOB trust or invest in inverse floaters, but may invest in floaters issued by TOB trusts.

The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state’s interest in the tobacco Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in 1998, between the largest U.S. tobacco manufacturers and 46 states and other U.S. jurisdictions to settle claims against the tobacco manufacturers.

Summary - Aberdeen Short Duration High Yield Municipal Fund 4

Summary – Aberdeen Short Duration High Yield Municipal Fund

The Fund may invest in municipal obligations of any state, city, county or other governmental entity, including Puerto Rico and U.S. territories.

In selecting investments for the Fund, the Adviser generally looks for a wide range of U.S. issuers and securities that provide high current income, including unrated bonds and securities of smaller issuers that offer high current income and might be overlooked by other investors and funds. The Adviser also focuses on securities with coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities. The Adviser may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so. The Adviser also examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. Although ESG investing is not a principal strategy of the Fund, the Adviser considers and assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

Principal Risks

The Short Duration High Yield Municipal Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk - Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Fixed Income Securities Risk - Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

High-Yield Bonds and Other Lower-Rated Securities Risk - The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk - The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets.

For example, if interest rates increase by 1%, assuming a current portfolio duration of 4.5 years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 4.5%.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Management Risk - The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Summary - Aberdeen Short Duration High Yield Municipal Fund 5

Summary – Aberdeen Short Duration High Yield Municipal Fund

Market Risk - Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Municipal Securities Risk - Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Municipal Bond Tax Risk - A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk - The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk - From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Portfolio Turnover Risk - The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Private Placements and Other Restricted Securities Risk - Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Puerto Rico and U.S. Territories Risk - Certain municipal issuers in Puerto Rico have experienced financial difficulties over recent years. These financial difficulties have been exacerbated by the impact of severe weather events, including Hurricane Maria in 2017. Additionally, all three ratings agencies have maintained a negative outlook on Puerto Rico’s credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect the Fund’s performance to the extent it invests in Puerto Rican municipal securities. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

Tender Option Bonds Risk - Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Tobacco Related Bonds Risk - In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Summary - Aberdeen Short Duration High Yield Municipal Fund 6

Summary – Aberdeen Short Duration High Yield Municipal Fund

Valuation Risk - The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Short Duration High Yield Municipal Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s performance over time with those of the S&P Municipal Bond Short Intermediate Index, a broad based securities index and a blended benchmark of 30% Bloomberg Barclays 1-10 Year Municipal Bond Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (the “Blended Index”). The Adviser believes the Blended Index is more relevant to the Fund’s current investment strategy, as discussed below. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The Fund changed its investment strategy effective February 28, 2019 to adopt a target weighted average effective duration. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. In connection with the change in investment policy, the Fund changed its name from Aberdeen High Yield Managed Duration Municipal Fund to Aberdeen Short Duration High Yield Municipal Fund.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

Aberdeen Standard Investments Inc. began advising the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Class C returns prior to the commencement of operations of Class C (inception date: December [ ], 2020) are based on the previous performance of the Fund’s Class A shares (inception date 5/31/2013). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Summary - Aberdeen Short Duration High Yield Municipal Fund 7

Summary – Aberdeen Short Duration High Yield Municipal Fund

Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Year-to-Date Return as of September 30, 2020: [ ]

Highest Return: 2.45% - 2nd quarter 2014

Lowest Return: -2.16% - 4th quarter 2016

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2019

	1 Year	5 Years	Since Inception*
Institutional Class shares – Before Taxes	5.22%	3.17%	3.66%
Institutional Class shares – After Taxes on Distributions	5.20%	3.14%	3.63%
Institutional Class shares – After Taxes on Distributions and Sale of Fund Shares	4.38%	3.16%	3.55%
Class A shares – Before Taxes	2.31%	2.40%	3.01%
Class C shares – Before Taxes	[ ]%	[ ]%	[ ]%
S&P Municipal Bond Short Intermediate Index (reflects no deduction for fees, expenses or taxes)	4.73%	2.17%	2.13%
30% Bloomberg Barclays 1-10 Year Municipal Bond Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (reflects no deduction for fees, expenses or taxes)	6.87%	2.98%	2.97%
Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index (reflects no deduction for fees, expenses or taxes)	10.68%	5.93%	5.13%

* Class A and Institutional Class inception date is 5/31/2013. All index since inception returns reflect the inception date of the Institutional Class.

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Short Duration High Yield Municipal Fund’s investment adviser.

Summary - Aberdeen Short Duration High Yield Municipal Fund 8

Summary – Aberdeen Short Duration High Yield Municipal Fund

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Jonathan Mondillo	Head of Municipals	2013*
Lesya Paisley, CFA®	Investment Director	2018
Mark Taylor	Investment Director	2013*

*Includes service with unaffiliated investment adviser to Predecessor Fund.

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and Class C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic
Investment Plan	$1,000
Additional Investments
(Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary - Aberdeen Short Duration High Yield Municipal Fund 9

Fund Details

Additional Information about Principal Strategies

Investment Objective. The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Derivatives. To the extent that the Fund invests in derivatives with an underlying asset with economic characteristics similar to the investments included in the investment policies described under “Principal Strategies” of the Fund’s “Summary” section above, the market value or notional value of such derivative, depending on the exposure provided by the type of derivative, would be included to meet the applicable investment policy, except for the Fund’s 80% policy required by Rule 35d-1 with respect to which market value would be included.

Additional Information about Investments, Investment Techniques and Risks

The principal investments and principal risks of the Fund are disclosed in the Fund’s Summary section. This section provides more information about the principal investments and techniques that the Fund may use and the related risks.

The Statement of Additional Information contains information about additional investments in which the Fund may invest to a lesser degree and additional risks to which the Fund may be subject. The order of the below investments, investment techniques and risks does not indicate their significance.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Fixed Income Securities Risk – Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the SAI. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity.

Fixed income securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Call and Redemption Risk. Some bonds allow the issuer to call a bond for redemption before it matures. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other less favorable features.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and/or interest payments when due and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, or the market’s perception of an issuer’s creditworthiness may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

The credit quality and liquidity of the Fund’s investments in municipal obligations, if any, and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Fund Details 10

Fund Details

Extension Risk. Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Inflation Risk. Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from the Fund.

Interest Rate Risk. Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration. A fund with a shorter duration will generally earn less income and, during periods of declining interest rates, may provide lower total returns than funds with longer durations.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Prepayment Risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Fund’s investments in lower-rated securities may involve the following specific risks:

–	greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

–	wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

–	greater risk of loss due to declining credit quality.

The Fund may incur expenses to the extent necessary to seek recovery upon issuer default or to negotiate new terms with a defaulting issuer.

Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk – Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

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Fund Details

Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If the Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.

Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that the Fund emphasizes investments from any given industry, it could be hurt if that industry does not do well. Securities markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Securities markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

In addition, the ongoing negotiations surrounding the future relationship between the UK and the EU following the UK’s exit from the European Union (“EU”) (“Brexit”) on January 31, 2020 have yet to provide clarity on what the outcome will be for the UK or Europe. All existing EU-derived laws and regulations will continue to apply in the UK for a transitional period until December 31, 2020. The UK’s “on-shoring” of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided much material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund. Standard Life Aberdeen plc has detailed contingency plan in place to seek to manage the consequences of Brexit on the Fund and to avoid the effect of any disruption on the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Fund will not be adversely impacted by Brexit despite these preparations.

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Fund Details

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Municipal Securities Risk — Municipal securities are subject to various risks, including the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Additional risks include:

Municipal Bond Tax Risk — Investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable, and the Fund’s dividends with respect to that bond might be subject to federal income tax. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the net asset value of the Fund investing in municipal bonds could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Fund’s shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Municipal Market Volatility and Illiquidity Risk — The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices without the sale significantly changing the market value of the bonds. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk — While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Fund Details 13

Fund Details

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its principal back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, municipal notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Portfolio Turnover Risk— The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A high portfolio turnover rate will result in greater brokerage and transaction costs for the Fund. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Private Placements and Other Restricted Securities Risk – Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid securities.

Puerto Rico and U.S. Territories Risk — The Fund may invest in the municipal securities of U.S. territories, including Puerto Rican municipal securities. To the extent that the Fund invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

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Fund Details

In the past several years, securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges, growing debt obligations and uncertainty about its ability to make full repayment on these obligations. More recently, certain issuers of Puerto Rican municipal securities have filed for bankruptcy or failed to make payments on obligations that have come due, and additional missed payments or defaults may be likely to occur in the future. Such developments could adversely impact the Fund’s performance. The outcome of any debt restructuring, both within and outside bankruptcy proceedings, and any potential future restructuring is uncertain, and could adversely affect the Fund. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect the Fund’s investments and its performance.

Securities Lending – The Fund may lend its portfolio securities. If the Fund lends securities, the Fund may be subject to the risk of default by the borrower. When the Fund lends its securities it will typically receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. The value of the securities loaned will be marked to market on a daily basis, and the borrower will provide additional collateral to the Fund to the extent that the value of the securities loaned exceeds the value of collateral previously received by the Fund. When the Fund lends its securities it may lose money if the borrower fails to timely return the securities loaned upon the termination of the loan and the value of the securities loaned exceeds the value of collateral received.

Temporary Investments – Generally, the Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

•	short-term U.S. Government securities;

•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•	prime quality commercial paper;

•	repurchase agreements covering any of the securities in which the Fund may invest directly; and

•	shares of money market funds.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

In addition, pending investment of cash balances or for other cash management purposes, the Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act. For information about the risks of investing in derivatives and other investment companies, please see “Derivatives Risk” and “Securities of Other Investment Companies” in the SAI.

Tender Option Bonds Risk — Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating-rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating-rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment grade. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Fund invests in tender option bonds, it is also exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.

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Fund Details

Tobacco Related Bonds Risk — In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.

The MSA settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Valuation Risk - The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes.  In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders are not be able to purchase or sell the Fund’s shares.

The SAI contains more information about the Fund’s investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Status and/or Exclusion – Commodity Futures Trading Commission (“CFTC”) regulations subject registered investment companies and/or their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests.

The Adviser has claimed an exclusion from the definition of “commodity pool operator” under CFTC Rule 4.5 for the Fund and therefore the Fund and the Adviser (with respect to the Fund) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules. The Fund will have to reaffirm annually its eligibility for this exclusion. The Adviser intends to continue to operate the Fund in a manner to maintain its exclusion under CFTC Rule 4.5.

Portfolio Holdings Disclosure – The Fund posts on the Trust’s internet site, https://www.aberdeenstandard.com/en-us/us/investor/fund-centre, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 business days after the end of the previous month. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

Fund Details 16

Fund Management

Investment Adviser

Aberdeen Standard Investments Inc., a Delaware corporation formed in 1993, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a wholly-owned subsidiary of Standard Life Aberdeen plc (“SLA”), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. SLA, combined with its subsidiaries and affiliates, manages or administers approximately $[ ] billion in assets as of [June 30], 2020 SLA provides asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market. The asset management business of SLA operates under the name and is herein referred to collectively as Aberdeen Standard Investments (“ASI”).

In rendering investment advisory services, the Adviser may use the resources of investment advisor subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Adviser. No remuneration is paid by the Fund with regards to the MOU.

Management Fees

The Fund pays the Adviser a management fee based on its average daily net assets. The total annual advisory fees the Fund pays the Adviser (as a percentage of its average daily net assets) are set forth in the following table. The actual management fee rate paid by the Fund for the fiscal year ended October 31, 2020 disclosed below takes into account the expense limitation that was in effect for the Fund during the year.

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2020
On assets up to $250 million	0.65%	[ ]%
On assets of $250 million and more	0.60%	[ ]%

The Adviser has entered, through February 28, 2022, into a written expense limitation agreement with the Trust on behalf of the Fund. The expense limitation excludes interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. Pursuant to the expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Fund as follows:

Class	Expense Limitation
Institutional	0.65%
Class C	1.65%
Class A	0.90%

Under certain circumstances, the Adviser may recoup amounts reimbursed under the expense limitation agreement. Please refer to “Fees and Expenses of the Fund” in the “Fund Summary” section of this Prospectus for more information regarding the expense limitation agreement.

Portfolio Management

The Adviser uses a team-based approach for the management of the Fund. The Fund is managed by the U.S. Municipal Team. The U.S. Municipal Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund.

Fund Details 17

Fund Management

Jonathan Mondillo, Head of Municipals

Mr. Mondillo, Head of Municipals, is a Senior Portfolio manager on the US Fixed Income Team responsible for the management of the Tax-Exempt Municipal portfolios. He joined Aberdeen Standard Investments in 2018 following the acquisition of the municipal strategies from Alpine Woods Capital Investors, LLC. From 2008 to 2018, Mr. Mondillo was employed by Alpine as its Head of Fixed Income Trading as well as a portfolio manager. Prior to joining Alpine, Mr. Mondillo worked as an analyst within Fidelity Capital Markets’ Fixed Income Trading Group. Mr. Mondillo has a Bachelor’s degree from Bentley University.

Lesya Paisley, CFA®, Investment Director

Lesya Paisley is an Investment Director on the North American Fixed Income team at Aberdeen Standard Investments. Her primary areas of responsibility include US Corporates and Taxable Municipals. Previously, Lesya spent over ten years in credit research covering various industrial sectors. Lesya joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005. She had been with DeAM from September 2003. Lesya graduated with a BS from the University of Virginia, McIntire School of Commerce and is a CFA charterholder.

Mark Taylor, Investment Director

Mark Taylor is an Investment Director and Head of Municipal Bond Research at Aberdeen Standard Investments. Mark joined Aberdeen Standard Investments as a result of an agreement with Alpine Woods Capital Investors, LLC to transfer certain assets related to the investment management business of Alpine in May 2018. Mark joined Alpine in February 2012 as Head of Municipal Bond Research and was made a Portfolio Manager in May 2013. Mark is a public-finance industry veteran with over 28 years of muni fixed income experience. Previously, Mark was a VP at Barclays Capital in the global financial risk management team, where his group managed an over $5 billion portfolio of municipal liquidity facilities and LOCs. As the senior group member, he was responsible for high yield credits, all high profile credits, and assigning trading limits/credit analysis for all Supranational banks (i.e. World Bank, International Monetary Fund – IMF), World Trade Organization (WTO), as well as the United Nations and its umbrella organizations. Earlier, Mark was a VP at MBIA on the insured portfolio management team where he oversaw a $375 billion municipal insured portfolio, including workout strategies. He began the first six years of his career as a muni bond analyst at Moody’s Investors Service. Mark earned his BS in Business Administration with a concentration in Finance and Insurance from Northeastern University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated subadviser is hired for a fund, shareholders will receive information about the new subadviser within 90 days of the change. The multi-manager structure allows the funds greater flexibility enabling them to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing a fund’s subadviser(s) and recommending to the Board of Trustees the hiring, termination or replacement of a subadviser. In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised fund:

•	initial due diligence on prospective fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers; and

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not currently utilize un-affiliated subadvisers in reliance on this exemptive order for the Fund described in this Prospectus. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or fund will obtain favorable results at any given time.

Fund Details 18

Investing with Aberdeen Funds

Shares of the Fund have not been registered for sale outside of the United States and its territories.

Share Classes

A Note About Share Classes

The following sections provide more information about the share classes offered by the Fund.

An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how long you expect to own your shares;

•	how much you intend to invest;

•	total costs and expenses associated with a particular share class; and

•	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs and for which you qualify.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

The table below provides a comparison of Class A, and Class C shares. Class A and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. In addition to Class A and Class C, the Fund also offers Institutional Class shares. Institutional Class shares are subject to different eligibility requirements, fees and expenses, may have different minimum investment requirements, and may be entitled to different services. For eligible investors, Institutional Class shares may be more suitable than Class A or Class C shares. However, an investor transacting in Institutional Class shares may be required to pay a commission to a broker that is not described in this prospectus. Contact your broker for more information about the commissions that your broker may charge.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine if the Fund and which share class is most appropriate for your situation.

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Investing with Aberdeen Funds

Comparing Class A and Class C Shares

Class A Shares

Front-end sales charge up to 2.50% for Class A Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) up to 0.75% (1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share. No conversion feature. No maximum investment amount.

Class C Shares
No front-end sales charge.	No front-end sales charge means your full investment immediately goes toward buying shares.

CDSC of 1.00% (2)	No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

Converts to Class A shares after approximately 10 years.

Maximum investment amount of $1,000,000 (3). Larger investments may be rejected.

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)	A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months of purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)	This limit was calculated based on a one-year holding period.

Class A Shares

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of		Dealer Commission
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	as Percentage of Offering Price
Less than $100,000	2.50%	2.56%	2.00%
$100,000 up to $250,000	2.00	2.04	1.75
$250,000 up to $4 million	None	None	None**

*	The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.
**	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

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Investing with Aberdeen Funds

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial intermediary or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Fund held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Fund held in (i) all accounts (e.g., retirement accounts) with the Fund and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges”, “Waiver of Class A Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages [ ], [ ] and [ ], respectively, of the prospectus, and “Reduction of Class A Sales Charges” in the SAI for more information. Information regarding breakpoints is available free of charge by visiting https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

•	A Larger Investment. The sales charge decreases as the amount of your investment increases.

•	Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A shares in the Trust (each, an “Aberdeen Fund” and collectively, the “Aberdeen Funds”) and Aberdeen Investment Funds that you currently own or are currently purchasing to the value of your Class A purchase, as applicable.

•	Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•	Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $100,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A, Class A1 and Class C shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

The following purchasers qualify for a waiver of front-end sales charges on Class A shares:

•	“Retirement Plans”;

o	“Retirement Plans” include 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans, and other similar employer sponsored retirement and benefit plans.

“Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

•	investment advisory clients of the Adviser’s affiliates;

•	any life insurance company separate account registered as a unit investment trust;

•	directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time;

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Investing with Aberdeen Funds

•	directors, officers, full-time employees and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Fund’s distributor;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

•	financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

The SAI lists additional information regarding investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $250,000 or more of Class A shares of the Fund have no front-end sales charge. You can purchase $250,000 or more in Class A shares in one or more Aberdeen Funds (including the Fund in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

A CDSC of up to 0.75% applies to purchases of $250,000 or more of Class A Shares if a “finder’s fee” is paid by the Fund’s distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 12 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•	if you are eligible to purchase Class A shares without a sales charge for another reason; or

•	if no finder’s fee was paid; or

•	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$250,000 up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up-front sales charge and redeems Class A shares within 12 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A shares for the Fund are described above; however, the CDSC for Class A shares of other Funds of the Trust may be different and are described in their respective prospectuses. If you purchase more than one Fund of the Trust and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Funds purchased and is proportional to the amount you redeem from each Fund.

Waiver of Contingent Deferred Sales Charges – Class A and Class C Shares

The CDSC may be waived on:

•	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

•	Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•	mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 72 (70½ if you reach 70 ½ before January 1, 2020) and for other required distributions from retirement accounts;

•	redemptions of Class C shares from “Retirement Plans,” as defined on pages [ ]-[ ], if no commission was paid by the Adviser on the purchase of the shares being redeemed; and

•	redemptions of Class C shares purchased through financial intermediaries who did not receive advanced sales commission payments.

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Investing with Aberdeen Funds

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such sales charges or may have its own sales charge waiver policies; for more complete information, see “Broker-Defined Sales Charge Waiver Policies” on page [ ] of this prospectus.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1% unless you qualify for a waiver; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges - Class A and Class C Shares” for a list of situations where a CDSC may be waived.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales. Pursuant to financing arrangements with the Fund’s distributor, the Adviser may advance 1.00% of the purchase price of Class C shares, at the time of purchase, to selling brokers, dealers, or other financial intermediaries that have entered into distribution agreements with the distributor. Such advance will be from the Adviser’s own resources. During the period the CDSC is applicable with respect to such shares, the Class C Rule 12b-1 fees (as described in the section entitled “Sales Charges and Fees – Distribution and Service Fees”) attributable to those shares will be paid to the Adviser in satisfaction of the advance. If a CDSC is not (or is no longer) applicable with respect to such shares, the Class C Rule 12b-1 fees attributable to those shares will be paid to the selling broker, dealer or other financial intermediary.

Conversion of Class C Shares to Class A Shares

Class C shares of the Fund will automatically convert to Class A shares of the Fund approximately 10 years from the purchase date. All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.

For Class C shares that have been acquired through an exchange from another Aberdeen Fund, the purchase date is calculated from the date the shares were originally purchased in the other Aberdeen Fund. When Class C shares that a shareholder acquired through a purchase or exchange convert to Class A shares, any Class C shares that the shareholder acquired through reinvestment of dividends and distributions related to the shares being converted also will convert to Class A shares on a pro rata basis.

Certain financial intermediaries currently do not have the ability to track an individual shareholder’s holding periods and, therefore, may not know how long a shareholder has held Class C shares. If a shareholder holds Class C shares through a financial intermediary in an omnibus account, it is the responsibility of the shareholder or financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or financial intermediary may be required to provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary.

Share Classes Available Only to Institutional Accounts

The Fund offers Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase such shares.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

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Investing with Aberdeen Funds

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•	the level of distribution and administrative services the plan requires;
•	the total expenses of the share class; and
•	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by affiliates of the Fund;

•	retirement plans for which no third-party administrator receives compensation from the Fund;

•	institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•	rollover individual retirement accounts from such institutional advisory accounts;

•	a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•	registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

•	financial intermediaries that have entered into an agreement with the Distributor to offer Institutional Class shares through a no-transaction fee platform;

•	high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary; or

•	brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Fund’s distributor. These fees are either kept or paid to your financial advisor or other intermediary.

Distribution and Service Fees

The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to Class A and Class C shares, which permits Class A and Class C shares of the Fund to compensate the Fund’s distributor or any other entity approved by the Board of Trustees (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Fund’s distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Fund’s assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A and Class C shares pay the Fund’s distributor annual amounts not exceeding the following:

As a % of
Class	Daily Net Assets
Class A	0.25%
(distribution or service fee)
Class C	1.00%
(0.25% service fee)
Class R	0.50% (0.25% of which will be a distribution fee and 0.25% of which will be a service fee)

Administrative Services Fees/Sub-Transfer Agency Fees

The Fund may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board of Trustees. (These fees may be in addition to the Rule 12b-1 fees described above.) Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

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Investing with Aberdeen Funds

Class A shares of the Fund pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees. Under the Administrative Services Plan, the Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A shares (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2022, a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis); however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly and not pursuant to an Administrative Services Plan.

Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “ASI”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers. The Adviser may also pay and/or reimburse sub-transfer agency fees or portions thereof to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund, subject to certain limitations approved by the Board.

These payments, or a portion of these payments in certain instances, are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.23%, one time ticket charges pertaining to purchases placed through advisory platforms, flat fees or minimum aggregate fees of up to $75,000 annually. These amounts are subject to change at the discretion of ASI. Revenue sharing payments are paid from ASI’s own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by ASI, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by ASI.

In addition to the revenue sharing payments described above, ASI may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•	the Fund’s distributor and other affiliates of the Adviser;

•	broker-dealers;

•	financial institutions; and

•	other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser is prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s selection of such broker-dealer for portfolio transaction execution.

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Investing with Aberdeen Funds

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Fund. In addition, financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of the Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Fund will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with ASI is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•	The Fund will be deemed to have received an order that is in good form when the order is received by the financial intermediary on a business day, and the order will be priced at the Fund’s net asset value per share (adjusted for any applicable sales charge) next determined after such receipt.

•	Financial intermediaries are responsible for transmitting received orders to the Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•	make transactions;

•	hear fund price information; and

•	obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us/aam.nsf/usRetail/home 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•	download Fund prospectuses;

•	obtain information on the Aberdeen Funds;

•	access your account information; and

•	request transactions, including purchases, redemptions and exchanges.

By Regular Mail

Aberdeen Funds

P.O. Box 219534

Kansas City MO 64121-9534

By Overnight Mail

Aberdeen Funds

c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407

By Fax 866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of the Fund. The NAV is:

•	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•	generally determined by dividing the total net market value of the securities and other assets owned by the Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

Investing with Aberdeen Funds    26

Investing with Aberdeen Funds

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by the Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge. An order is in “good form” if the Fund’s transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

•	Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

•	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•	The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-866-667-9231.

The Fund does not calculate NAV on days when the New York Stock Exchange is regularly closed (except as described above for fixed income funds, such as the Fund). The New York Stock Exchange is closed on the following days:

•	New Year’s Day

•	Martin Luther King, Jr. Day

•	Presidents’ Day

•	Good Friday

•	Memorial Day

•	Independence Day

•	Labor Day

•	Thanksgiving Day

•	Christmas Day

•	Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Investing with Aberdeen Funds    27

Investing with Aberdeen Funds

Buying, Exchanging and Selling Shares

Fund Transactions

All transaction orders must be received by the Fund’s transfer agent in Kansas City, Missouri or an authorized intermediary prior to the calculation of the Fund’s NAV to receive that day’s NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares

Be sure to specify the class of shares you wish to purchase. The Fund may reject any order to buy shares and may suspend the offering of shares at any time.

Through an authorized intermediary. The Fund or the Fund’s distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Fund does not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone privileges at any time, without notice to shareholders.

On-line. Transactions may be made through the Aberdeen Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. However, the Fund may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Fund’s custodian bank. The authorization will be in effect unless you give the Fund written notice of its termination.

•	if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•	your bank may charge a fee to wire funds.

•	the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

Investing with Aberdeen Funds    28

Investing with Aberdeen Funds

How to Exchange* or Sell** Shares

* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Fund or the Fund’s distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s transfer agent or an authorized intermediary receives your order in proper form.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

On-line. Transactions may be made through the Aberdeen Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. However, the Fund may discontinue on-line transactions of Fund shares at any time.

How to Buy Shares (Continued)

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Fund written notice of its termination.

By Automatic Investment Plan (AIP). Once your account has been opened, you may make regular investments automatically in amounts of not less than $50 per month in Class A or Class C shares of the Fund. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Fund’s transfer agent to do this.  Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in an AIP.  Any request to change or terminate your AIP should be submitted to the Fund’s transfer agent 10 days prior to effective date. Please call Aberdeen Funds at (866) 667-9231 for further information. If you redeem shares purchased via the AIP within 10 days, the Fund’s transfer agent may delay payment until it is assured that the purchase has cleared your account.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Class shares should call our toll-free number 866-667-9231.

How to Exchange* or Sell** Shares (Continued)

By bank wire. The Fund can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Fund written notice of its termination.

•	your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•	Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•	your financial institution may also charge a fee for receiving the wire.

•	funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Fund written notice of its termination. ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Class shares should call our toll-free number 866-667-9231.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Fund may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

Investing with Aberdeen Funds    29

Investing with Aberdeen Funds

Pricing of Fund Shares

The Fund values its securities at current market value or fair value, consistent with regulatory requirements.  “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities, if any. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Fund’s Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Fund’s Board of Trustees.

In-Kind Purchases

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

Investing with Aberdeen Funds    30

Investing with Aberdeen Funds

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

•	name;

•	date of birth (for individuals);

•	residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed (less any applicable CDSC).

Accounts with Low Balances

Maintaining small accounts is costly for the Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund’s minimum.

•	If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the SAI for information about the circumstances under which this fee will not be assessed.

•	The Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

If you hold Class A, Class C or Institutional Class shares, you may exchange your Fund shares for shares of any fund of the Trust that is currently accepting new investments as long as:

•	your financial intermediary’s policies and procedures permit exchanges;

•	both accounts have the same registration;

•	your first purchase in the new fund meets its minimum investment requirement; and

•	you purchase the same class of shares. For example, you may exchange between Class A shares of any Fund of the Trust, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, you may exchange all or part of your shares for shares of the same class of another Aberdeen Fund without paying a front-end sales charge or CDSC at the time of the exchange. However,

•	if you exchange your Class A shares of the Fund that are subject to a CDSC for shares of another Aberdeen Fund and then redeem those shares within 12 months of the original purchase the CDSC applicable to the original purchase is charged; or

•	if you exchange your Class A shares of another Aberdeen Fund into the Fund and then redeem within 18 months of the original purchase (within 12 months of the original purchase of the Intermediate Municipal Income Fund and Ultra Short Municipal Income Fund), the applicable CDSC will be the CDSC for the originally purchased Aberdeen Fund.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

Investing with Aberdeen Funds    31

Investing with Aberdeen Funds

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. All such transactions are subject to meeting any investment minimum or eligibility requirements. Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Financial intermediaries may offer investment programs (a “Program”) to their clients that are governed by specific terms. The Program terms may permit the financial intermediary to exchange Institutional Class shares held in a client’s account for a class of shares of the same Fund with a higher expense structure. For example, if a financial intermediary client account holds Institutional Class shares and has ceased his or her participation in a Program that utilizes Institutional Class shares, or the financial intermediary has determined to utilize Class A shares rather than Institutional Class shares in its Program, or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange Institutional Class shares held in the client account for Class A shares of the same Fund. Based on the Program terms, such exchange may be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge. If the Program terms do not include a waiver of such charges, the client account may be subject to the payment of a sales load upon a transfer from Institutional Class to Class A shares. There could be tax consequences for any such exchange. Investors in such Programs should consult their tax advisor to determine if there are tax consequences if the intermediary makes such an exchange.

Systematic Withdrawal Program

You may elect to automatically redeem shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Fund’s transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. A systematic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Systematic Exchange Plan and Dividend Moves

This systematic exchange plan allows you to transfer $50 or more to one Aberdeen Fund from another Aberdeen Fund systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Fund’s transfer agent to do this.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This systematic exchange plan may not be permitted by the policies and procedures of your financial intermediary. Please consult your financial advisor for more information.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Fund may delay paying your redemption proceeds if:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading is restricted; or
•	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order. The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker). Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days:

•	if the account holder is engaged in excessive trading or
•	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

Investing with Aberdeen Funds 32

Investing with Aberdeen Funds

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Fund different instructions.

Under normal circumstances, the Fund expects to meet redemption requests by using cash in its portfolio or by selling portfolio securities to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under its overdraft facility, and/or by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated and unaffiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. Further, the procedures require that, in general, in-kind redemptions may be distributed on a pro rata basis whereby the redeeming shareholder would receive a proportionate share of every investment held by the Fund including cash. In certain circumstances, however, pro rata distribution with some adjustments may be made when the redeeming shareholder is restricted by law from taking possession of certain securities or the Fund’s Adviser believes such a distribution is in the best interests of shareholders.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Fund in any of the following instances:

•	if ownership is being changed on your account;

•	the redemption check is made payable to anyone other than the registered shareholder;

•	the proceeds are mailed to an address other than the address of record;

•	your account address has changed within the last 15 calendar days;

•	the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; or

•	the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds of the Trust or sales and repurchases of Fund within a short time period) may:

•	disrupt portfolio management strategies;

•	increase brokerage and other transaction costs; and

•	negatively affect fund performance.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the funds based on events occurring after the close of a foreign market that may not be reflected in such fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Fund.

Investing with Aberdeen Funds 33

Investing with Aberdeen Funds

Monitoring of Trading Activity

The Fund, through the Adviser and its agents, monitors selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, the Trust may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Trust may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever the Fund is able to identify short-term trades or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. The Fund also has sole discretion to:

•	restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

In general if you make an exchange equaling 1% or more of the Fund’s NAV, the exchange into another Aberdeen Fund may be rejected.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Investing with Aberdeen Funds: Pricing of Fund Shares.”

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investing with Aberdeen Funds 34

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and capital gains it distributes to you. The Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

Most of the income dividends you receive from the Fund are expected to be exempt from regular federal income taxes. If you are a taxable investor, a portion of the dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•	distributions are taxable to you at either ordinary income or capital gains tax rates (except as described below with respect to exempt-interest dividends);

•	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•	for individuals, a portion of the income dividends paid may be eligible for a 20% “qualified business income” deduction between 2018 and 2025 to the extent attributable to ordinary REIT dividends, provided that certain holding period requirements are met;

•	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

•	distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

In addition, you should be aware of the following basic tax points about tax-exempt mutual funds, such as the Fund:

•	exempt-interest dividends (dividends paid from interest earned on municipal securities) are exempt from regular federal income tax;

•	exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits;

•	income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations (private activity bonds) are a tax preference item subject to the federal alternative minimum tax;

•	income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states;

•	income dividends from the Fund’s investments in securities that do not pay tax-exempt income and market discount are paid to you as ordinary income.

Distributions and Taxes 35

Distributions and Taxes

The Fund is not managed to address state or local taxes. The Fund, as a tax-free fund, may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Fund.

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the Fund’s shares, to decline.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-US currency and passive non-US investment company (“PFIC”) losses over post-October non-US currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If more than 50% of the Fund’s total assets at the end of a fiscal year are invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If the Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.

If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Fund of the Trust for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Distributions and Taxes 36

Distributions and Taxes

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for exempt-interest dividends and capital gain dividends paid by the Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Under current law, the Fund serves to block unrelated business taxable income from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.

Additionally, a 30% withholding tax is currently imposed on fund dividends paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Distributions and Taxes 37

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years or periods ended October 31 and the six months ended April 30, 2020. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). The information for the fiscal year ended October 31, 2019 was derived from the audited financial statements which were audited by [ ], independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent annual report, which is available upon request. The Fund’s unaudited financial statements for the semi-annual period ended April 30, 2020 are included in the Fund’s most recent semi-annual report, which is available upon request.

The financial highlights information presented for the Fund prior to May 7, 2018 is that of the Predecessor Fund. The information for the fiscal year ended October 31, 2017 and earlier was audited by another independent registered public accounting firm.

Financial Highlights 38

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains		Tax Return of Capital		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$10.25	$0.15	(f)	$(0.47)		$(0.32)	$(0.15)	$–		$–		$(0.15)	$–		$9.78
Year Ended October 31, 2019	10.07	0.30	(f)	0.18		0.48	(0.30)	–		–		(0.30)	–		10.25
Year Ended October 31, 2018(h)	10.24	0.31	(f)	(0.17)		0.14	(0.31)	–		0.00	(i)	(0.31)	0.00	(i)	10.07
Year Ended October 31, 2017	10.34	0.28		(0.10)		0.18	(0.28)	–		–		(0.28)	0.00	(i)	10.24
Year Ended October 31, 2016	10.29	0.32		0.04		0.36	(0.31)	–		–		(0.31)	0.00	(i)	10.34
Year Ended October 31, 2015	10.29	0.34		0.00	(i)	0.34	(0.34)	(0.00	)(i)	–		(0.34)	–		10.29
Institutional Class Shares
Six Months Ended April 30, 2020*	10.25	0.16	(f)	(0.47)		(0.31)	(0.16)	–		–		(0.16)	–		9.78
Year Ended October 31, 2019	10.07	0.32	(f)	0.18		0.50	(0.32)	–		–		(0.32)	–		10.25
Year Ended October 31, 2018(h)	10.24	0.33	(f)	(0.16)		0.17	(0.34)	–		0.00	(i)	(0.34)	0.00	(i)	10.07
Year Ended October 31, 2017	10.34	0.31		(0.10)		0.21	(0.31)	–		–		(0.31)	0.00	(i)	10.24
Year Ended October 31, 2016	10.29	0.34		0.05		0.39	(0.34)	–		–		(0.34)	0.00	(i)	10.34
Year Ended October 31, 2015	10.29	0.36		(0.00	)(i)	0.36	(0.36)	(0.00	)(i)	–		(0.36)	–		10.29

*	Unaudited
(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0

Financial Highlights 39

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (a)(e)
(3.18)%	$24,331	0.90	%(g)	1.12	%(g)	2.92%	84.11%
4.78%	27,577	0.90%		1.13%		2.96%	104.52%
1.42%	29,433	0.91	%(g)	1.11	%(g)	3.03%	86.19%
1.82%	50,906	0.90	%(g)	1.09	%(g)	2.78%	151.00%
3.58%	35,705	0.93	%(g)	1.12	%(g)	3.03%	132.00%
3.42%	10,170	1.07	%(g)	1.37	%(g)	3.16%	58.00%

(3.06)%	210,796	0.65	%(g)	0.87	%(g)	3.17%	84.11%
5.05%	229,716	0.65	%(g)	0.90	%(g)	3.19%	104.52%
1.67%	177,810	0.66	%(g)	0.87	%(g)	3.27%	86.19%
2.08%	207,427	0.65	%(g)	0.84	%(g)	3.04%	151.00%
3.84%	153,300	0.68	%(g)	0.88	%(g)	3.28%	132.00%
3.65%	48,261	0.82	%(g)	1.12	%(g)	3.49%	58.00%

(g)	Includes interest expense that amounts to less than 0.01% for the six months ended April 30, 2020. Includes interest expense that amounts to 0.01% for the years ended October 31, 2018 and October 31, 2016. Includes interest expense that amounts to less than 0.01% for the years ended October 31, 2017 and October 31, 2015.
(h)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(i)	Less than $0.005 per share.

Financial Highlights 40

Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e. level-load) shares of the same Fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Trustees of the Trust, and employees of the Adviser or any of its affiliates, as described in the this prospectus
•	Eligible shares purchased from the proceeds of redemptions within the Aberdeen fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of Aberdeen fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Aberdeen fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Broker-Defined Sales Charge Waiver Policies 41

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Aberdeen fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley:

Front-end Sales Charge Waivers on Class A Shares available for Morgan Stanley Wealth Management Transactional Brokerage Accounts

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James:

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Broker-Defined Sales Charge Waiver Policies 42

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott:

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge”

Oppenheimer & Co. Inc. (“OPCO”):

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Broker-Defined Sales Charge Waiver Policies 43

•	Shares purchased by or through a 529 Plan
•	Shares purchased through an OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement) ∁ A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 (70½ if you reach 70 ½ before January 1, 2020) as described in the prospectus
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Baird:

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
•	Share purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•	Shares purchased from the proceeds of redemptions from another Aberdeen Fund, provided (1) the repurchase occurs within90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus
•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aberdeen Funds assets held by accounts within the purchaser’s household at Baird. Eligible Aberdeen Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Aberdeen Funds through Baird, over a 13-month period of time

Broker-Defined Sales Charge Waiver Policies 44

Information from

Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Fund’s:

•	Statement of Additional Information (incorporated by reference into this Prospectus)

•	Annual Report (which contains discussions of the market conditions and investment strategies that significantly affected the Fund’s performance)

•	Semi-Annual Report

While this Prospectus and the Statement of Additional Information of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or the Fund and any shareholder or any other party.

To obtain any of the above documents free of charge, to request other information about the Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Fund’s website https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Fund’s website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds
P.O. Box 219534

Kansas City MO 64121-9534

By Overnight Mail:

Aberdeen Funds

c/o DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Fund’s website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Information from the Securities and Exchange Commission (SEC)

You can obtain information about the Fund, including the SAI from the SEC:

•	on the SEC’s EDGAR database via the Internet at www.sec.gov; or

•	by electronic request to publicinfo@sec.gov (the SEC charges a fee for this service).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

Broker-Defined Sales Charge Waiver Policies 45

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED October 19, 2020

STATEMENT OF ADDITIONAL INFORMATIon

December [ ], 2020

ABERDEEN FUNDS

Aberdeen Short Duration High Yield Municipal Fund

Class A – AAHMX ■ Class C - ACHMX ■ Institutional Class – AHYMX

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 19 series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (the “Fund”). This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Fund. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Fund dated December [ ], 2020.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus. You can order copies of the Prospectus without charge by writing to Aberdeen Funds, c/o DST Asset Manager Solutions, Inc. (“DST”) at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or calling (toll-free) 866-667-9231.

The audited financial statements for each of the Fund for the fiscal year ended October 31, 2019, and the related report of [ ], independent registered public accounting firm for the Fund, which are contained in the Fund’s October 31, 2019 Annual Report, and the unaudited financial statements for the Fund for the six-month period ended April 30, 2020 which are contained in the Fund’s April 30, 2020 Semiannual Report, are incorporated herein by reference in the section “Financial Statements.” No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained upon request and without charge by writing to Aberdeen Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

TABLE OF CONTENTS

PAGE

GENERAL INFORMATION	2
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES	3
INVESTMENT RESTRICTIONS	39
DISCLOSURE OF PORTFOLIO HOLDINGS	41
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST	43
INVESTMENT ADVISORY AND OTHER SERVICES	55
BROKERAGE ALLOCATION	66
ADDITIONAL INFORMATION ON PURCHASES AND SALES	69
VALUATION OF SHARES	74
SYSTEMATIC INVESTMENT STRATEGIES	77
INVESTOR PRIVILEGES	78
INVESTOR SERVICES	79
ADDITIONAL INFORMATION	81
ADDITIONAL GENERAL TAX INFORMATION	82
MAJOR SHAREHOLDERS	101
FINANCIAL STATEMENTS	103
APPENDIX A - PORTFOLIO MANAGERS	A-1
APPENDIX B - DEBT RATINGS	B-1
APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES	C-1

xlvi

GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007. The Trust currently consists of 19 separate series, each with its own investment objective.

The Fund was formed to acquire the assets and liabilities of Alpine High Yield Managed Duration Municipal Fund (the “Alpine Predecessor Fund”), a series of the Alpine Income Trust. The Alpine Predecessor Fund, for purposes of the reorganization, is considered the accounting survivor and accordingly, certain financial history of the Alpine Predecessor Fund is included in this SAI.

Prior to February 28, 2019, the Fund was known as the Aberdeen High Yield Managed Duration Municipal Fund.

The Fund is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Fund invests in a variety of securities and employs a number of investment techniques that involve certain risks. The Prospectus for the Fund highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding the principal investment strategies for the Fund and information about non-principal investment strategies of the Fund. The following provides additional information concerning permissible investments and techniques for the Fund and risk factors.

Please review the discussions in the Prospectus for further information regarding the investment objective and policies of the Fund.

General Information about the Fund’s Portfolio Instruments and Investment Policies

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund as well as certain risks to which the Fund is subject.

Adjustable, Floating and Variable Rate Instruments. Floating, adjustable rate or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

The interest rates paid on the adjustable rate securities in which the Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th Federal District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops. See “Municipal Securities” below for more information about auction rate securities.

Demand Instruments. Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Some of the demand instruments purchased by the Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. Aberdeen Standard Investments Inc. (“Aberdeen Standard”, “ASII” or the “Adviser”) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Asset-Backed Securities. Asset-backed securities, issued by trusts and special purpose corporations, are pass-through securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying asset (such as credit card or automobile loan receivables) are passed to the Fund. Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then-existing holdings of such securities. Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Several types of asset-backed securities have been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.

Bank Obligations. Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Borrowing. The Fund, to the extent permitted by its fundamental investment restrictions, may borrow money from banks. The Fund will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund’s total assets less liabilities (other than borrowings), unless the Fund’s fundamental investment restrictions set forth a lower limit. Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation or fundamental investment restriction. The Fund may borrow money as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. Investments in mortgage dollar roll and reverse repurchase agreements are not considered a form of borrowing where the Fund covers its exposure by segregating or earmarking liquid assets.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Catastrophe Bond. A catastrophe bond (“cat bond”) is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe such as a hurricane or earthquake. If an “issuer,” such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring a catastrophe, it can set up a separate legal structure—commonly known as a special purpose vehicle (“SPV”). Foreign governments and private companies also have sponsored cat bonds as a hedge against natural disasters.

The SPV issues cat bonds and typically invests the proceeds from the bond issuance in low-risk securities, such as in investment grade money market or treasury funds, which are those rated Aaa by Moody’s Investors Service Inc. (“Moody’s”) or AAA by Fitch, Inc. (“Fitch”) or a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) (the collateral). The earnings on these low-risk securities, as well as insurance premiums paid to the issuer, are used to make periodic, variable rate interest payments to investors. The interest rate typically is based on the LIBOR plus a promised margin, or “spread,” above that.

As long as the natural disaster covered by the bond does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the collateral. Most cat bonds generally mature in three years, although terms range from one to five years, depending on the bond.

If the event does occur, however, the issuer’s right to the collateral is “triggered.” This means the issuer receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most—or all—of their principal and unpaid interest payments. You may hear this described as a “credit cliff.” When this happens, the SPV might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more. In some cases, cat bonds cover multiple events to reduce the chances that investors will lose all of their principal.

Each cat bond has its own triggering event(s), which is(are) spelled out in the bond's offering documents. These documents typically are only available to purchasers or potential purchasers, however, because cat bonds are not subject to the Securities and Exchange Commission’s (“SEC”) registration and disclosure requirements. A number of different types of triggers have developed. The question of whether a triggering event occurred—or the true meaning of a triggering event—can be complex and could wind up being litigated and require a ruling from a court. This in turn may add additional uncertainty to the way these securities perform.

Because cat bond holders face potentially huge losses, cat bonds are typically rated BB, or “non-investment grade” by credit rating agencies such as Fitch, Moody’s and S&P Global Ratings (“S&P”). Non-investment grade bonds are also known as “high yield” or “junk” bonds. These ratings agencies, as well as sponsors and underwriters of cat bonds, rely heavily on a handful of firms that specialize in modeling natural disasters. These “risk modeling” firms employ meteorologists, seismologists, statisticians, and other experts who use large databases of historical or simulated data to estimate the probabilities and potential financial damage of natural disasters.

The potential advantages of cat bonds are that they are not closely linked with the stock market or economic conditions and offer significant attractions to investors. For example, for the same level of risk, investors can usually obtain a higher yield with cat bonds relative to alternative investments. Another potential benefit is that the insurance risk securitization of cat bonds shows no correlation with equities or corporate bonds, meaning they may provide a good diversification of risks.

As with any financial instrument, cat bonds also present risks, which include the following:

Credit Cliff: A cat bond can cause the investor rapidly to lose most or all of his or her principal and any unpaid interest if a triggering event occurs. The high yield will not make investors whole if the triggering event actually occurs.

Modeling Risk: Prices, yields and ratings of cat bonds rely almost exclusively on complex computer modeling techniques, which in turn are extremely sensitive to the data used in the models. The quality and quantity of data vary depending on the catastrophe.

Liquidity Risk: Secondary trading for cat bonds is very limited, so in a pinch an investor may not be able to sell. In addition, the secondary transactions that do occur are privately negotiated, so pricing information is not generally available to the public. In addition, as noted, the maturity of some cat bonds can be extended during the worst possible time—when a trigger may have occurred, which can cause the bonds' value to plummet, potentially making them even harder to sell.

Unregistered Investments: Most cat bonds are issued in offerings pursuant to Rule 144A under the Securities Act (“Rule 144A”), which are available only to large institutional investors and are not subject to the SEC’s registration and disclosure requirements. As a result, many of the normal investor protections that are common to most traditional registered investments are missing. For example, issuers of cat bonds are not required to file a registration statement or periodic reports with the SEC, unlike issuers of registered bonds. While general prohibitions against securities fraud apply to Rule 144A offerings, the lack of public disclosure may make it difficult to obtain and evaluate the information used to price and structure cat bonds.

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Cybersecurity Risk. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Adviser, other service providers to the Fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and shareholders, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business and of the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Debt Securities

Debt Securities Generally.

The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSROs, such as S&P or Moody’s. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but the Adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment Grade Debt Securities. The Fund may purchase “investment grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or Fitch or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser. For the avoidance of doubt, bonds rated Baa3 by Moody’s or BBB- by S&P or BBB- by Fitch are considered to be investment grade. In general, but not always, investments in securities rated in the BBB category tend to have more risk than securities in the A, AA or AAA categories due to greater exposure to, among other things: adverse economic conditions; higher levels of debt; or more volatile industry performance. Securities within the BBB category can also experience greater market value fluctuations over time. To the extent that the Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income that may be available at lower grades.

Lower Quality (High-Risk) Debt Securities. Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds or high yield securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated below Baa3 by Moody’s or below BBB- by S&P or Fitch, (ii) commercial paper rated at or below C by S&P, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality as determined by the Adviser. The lower the ratings of such lower-quality securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including a higher possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Lower-quality securities are also considered to be at risk of, among other things: failing to attain improved credit quality and NRSRO investment grade rating status; having a current identifiable vulnerability to default or to be in default; not having the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions; or, being in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Issuers of lower-quality securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund’s NAV. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain lower-quality securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many lower-quality issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the lower-quality securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for lower-quality securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the lower-quality securities acquired by the Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Information Concerning Duration. Duration is a risk measure that describes how much the price of a fixed income security changes given a change in the level of interest rates. Duration was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity”, which had been used historically in the market as rough measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Fund will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. Government fixed income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Newly Issued Debt Securities. New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. Such Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Distressed Securities. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Exchange-Traded Funds (“ETF’s”). ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. Under the orders, other investment companies generally may acquire up to 25% of the assets of an ETF. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Illiquid Investments Risk. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not invest more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause the Fund’s investments in illiquid investments to exceed the limit set forth above for the Fund’s investment in illiquid investments, the Fund will act to cause the aggregate amount of such investments to come within such limit as soon as reasonably practicable. In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such investments.

The Fund may purchase investments that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such investments may be illiquid, for example, because there is a limited trading market for them. The Fund may be unable to sell a restricted or illiquid investment. In addition, it may be more difficult to determine a market value for restricted or illiquid investments. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid investment and the point at which the Fund is permitted or able to sell such investment, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Fund to establish a liquidity risk management program. As required by the Liquidity Rule, the Fund has implemented a liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment” (the “Liquidity Program”), and the board of trustees of the Trust (the “Board of Trustees” or the “Board”), including a majority of the independent trustees, appointed the Adviser as the Liquidity Risk Program administrator. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times, or in odd-lot amounts, when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle, which is typically a few days.

Inverse Floating Rate Instruments (“Inverse Floaters”). An Inverse Floater is a type of bond or other type of debt instrument used in finance whose coupon rate has an inverse relationship to short-term interest rates (or its reference rate). The interest rate on an Inverse Floater resets in the opposite direction from the market rate of interest to which the Inverse Floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

LIBOR Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loans. Loans include floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”). These Borrowers operate in a variety of industries and geographic regions. The Fund acquires Loans from lenders such as banks, insurance companies, finance companies, other investment companies, and private investment funds. The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”). The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders. The Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower. The Loans also have contractual terms designed to protect Lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments. The Fund generally acquires Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders. The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale. Below investment grade fixed income securities are securities rated BB/Ba or lower by S&P, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

COVID-19 Risk. Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID-19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund’s investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described in the Fund’s prospectus and this SAI, including:

•  significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•  the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•  operational impacts on and availability of key personnel of the Adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•  difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser and the Fund's service providers' personnel during the pandemic;

•  significant changes to the valuations of pending or prospective investments; and

•  limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Europe – Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the ongoing negotiations surrounding the future relationship between the UK and the EU following UK’s exit from the EU on January 31, 2020 (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. All existing EU-derived laws and regulations will continue to apply in the UK for a transitional period until December 31, 2020. The UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided much material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and other effects that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund ; however, Standard Life Aberdeen plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Fund will not be adversely impacted by Brexit despite preparations.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

Money Market Instruments. The Fund may invest up to 20% of its net assets in short-term investment grade money market obligations at the time of purchase. Money market instruments may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	certificates of deposit maturing in one year or less;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

Prices and yields on municipal bonds are dependent on a variety of factors, including general credit conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions. Federal tax laws limit the types and amounts of tax-exempt municipal bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of tax-exempt municipal securities. Further proposals limiting the issuance of tax-exempt municipal securities may well be introduced in the future. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

The Fund may invest in certain tax-exempt municipal bonds. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt municipal bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level and the security could decline significantly in value. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become taxable, possibly retroactively to the date the security was issued.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax (“AMT”) that is imposed on individuals by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects.

Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Adviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Auction Rate Securities. Auction rate municipal securities are tax-exempt debt securities with coupons based on a rate set via a “Dutch” auction. The auction is held at regularly scheduled intervals as set forth in the indenture for a security. The auction sets the coupon rate, and investors may submit bids to buy, sell or hold securities in the auction.  Provided that the auction mechanism is successful, auction rate securities permit the holder to sell the securities in an auction at par value. The coupon is reset via an auction in which bids are made by broker-dealers and other institutions on behalf of their investors for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest rate that covers all securities available for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In the event an auction fails, the interest rate is set by a formula set forth in the indenture for a security. In certain recent market environments, auction failures have been more prevalent and the auctions have continued to fail for an extended period of time. Failed auctions may adversely affect the liquidity and price of auction rate securities. Although some issuers have redeemed such securities, the issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities. Moreover, between auctions, there may be no active secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. The Fund may purchase auction rate securities at par in situations where the auction mechanism is functioning normally, but generally will purchase them at a discount where the auctions have failed. In the latter case, the Fund could realize a gain if successful auctions resume at a later date or the issuer calls the security or tenders for the security rather than pay the rate required due to the failed auction. The Fund may treat an auction rate security as illiquid if it is or becomes subject to prices established as a result of a failed auction if reliable prices are not available. The Fund will use the time remaining until the next scheduled auction date for the purpose of determining the auction rate securities’ duration. In addition to liquidity and interest rate risk, the Fund’s investments in auction rate securities are subject to credit and market risk, as described in the Fund’s Prospectus. See “Additional Information about Investments, Investment Techniques and Risks.”

Advance Refunded Bonds (or pre-refunded bonds). Advance refunded bonds are municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.

Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After a payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the Fund, the Adviser will consider the creditworthiness of the issuer of the underlying bond, the custodian and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non- appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the Fund’s exposure.

Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the Fund and the value of the Fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The Fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the Fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Liquidity Risk. In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

Additional Risk Considerations. The U.S. federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before the Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Fund’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Fund’s holdings would be affected and the Board of Trustees would reevaluate the Fund’s investment objective and policies.

Operational Risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Private Placements and Other Restricted Securities Risk. Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund , but their resale in the U.S. is permitted only in limited circumstances.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid securities.

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Put Bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

Regulation of Commodity Interests. Commodity Futures Trading Commission (“CFTC”) regulations subject registered investment companies and/or their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests.

The Adviser has claimed an exclusion from the definition of commodity pool operator under CFTC Rule 4.5 with respect to the Fund, and therefore the Fund and the Adviser (with respect to the Fund) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules. The Fund has to reaffirm annually its eligibility for this exclusion. The Adviser intends to continue to operate the Fund in a manner to maintain its exclusion under CFTC Rule 4.5.

Rights Issues and Warrants. Rights Issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company's discretion.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.

The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

Over-the-counter (“OTC”) equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. The Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

Securities Backed by Guarantees. Securities backed by guarantees are securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund.

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. and non-U.S. securities, equal to at least 100% of the value of the portfolio securities loaned. Typically, the Fund will receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. At all times thereafter, the borrower shall be required to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the fund’s board of directors/trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.

Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%. Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral. These losses generally would be borne by the Fund lending its portfolio securities, which would have a negative impact on the lending Fund’s performance.

Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral. The Fund’s securities lending program may be temporarily suspended if the Board and/or the Adviser determine it to be in the best interests of the Fund’s shareholders.

The collateral received from a borrower as a result of the Fund’s securities lending activities will be used to purchase both fixed income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to: (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following: A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs). Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements where an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral the maturity of the medium term note will not generally exceed two years.

Securities of Investment Companies. To the extent permitted by the 1940 Act, the Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of the Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. For purposes of these limitations, the Fund would aggregate its investments in any private placements with its investment company holdings, which would include ETF holdings unless an exemption applies (as described in “Exchange-Traded Funds” above).

To the extent the Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. The Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

See also “Exchange-Traded Funds” above.

Structured Securities. A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded OTC. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association (“Fannie Mae”) Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in the Fund’s portfolio does not guarantee the NAV of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Government National Mortgage Association Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of the Fund’s average portfolio maturity. As a result, the Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-Issued Securities and Delayed-Delivery. The Fund may purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When the Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser to manage it might be affected by its commitments to purchase “when-issued” securities. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

When the Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund).  Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security).  The Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Zero Coupon, Discount and Payment-In-Kind Securities. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. The Fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since the Fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the Fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

The table below shows the Fund’s portfolio turnover rates for the fiscal years ended October 31, 2020 and 2019.

Fund	2020	2019
Short Duration High Yield Municipal Fund	[ ]%	104.52%

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions:

The following are fundamental investment restrictions of the Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

•	With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer;

The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

•	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of each of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry; and further provided that, notwithstanding any other fundamental investment policy or limitation, the Fund may invest all of its investable assets in a single open-end management investment company that has the same investment objective and substantially the same investment policies as the Fund;
•	The Fund may not issue senior securities as defined by the 1940 Act, or borrow money, except that the Fund may borrow from banks for temporary, extraordinary or emergency purposes in an amount up to one-third of the value of the Fund’s respective total assets (calculated at the time of the borrowing). The Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit the Fund from purchasing or selling securities on a when-issued or delayed delivery basis, or entering into repurchase agreements;
•	The Fund may purchase or sell commodities or contracts related to commodities and real estate to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

Because most swaps are now considered interests under the Commodity Exchange Act of 1936 and related rules, the Fund’s fundamental investment restriction related to investing in commodity interests is being interpreted to permit the Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

•	The Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, the Fund may be deemed to be an underwriter under the Securities Act;

•	The Fund may not make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements;
•	The Fund may not make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and
•	The Fund may not pledge, hypothecate, mortgage or otherwise encumber the Fund’s assets, except as may be necessary to secure permitted borrowings. Collateral and other arrangements incident to permissible investment practices are not deemed to be subject to this restriction.
•	The 80% investment policy for the Fund is fundamental and may not be changed without a shareholder vote.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” For the purposes of determining compliance with the Fund’s policies on concentrating in any one industry, the Fund will endeavor to consider the concentration policy of underlying investment companies when determining the Fund’s compliance with its concentration policy.

The Following are the Non-Fundamental Operating Policies of the Fund Listed Below Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

As a matter of non-fundamental policy, the Fund may not:

•	acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets (that is, investments that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investments).

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or requirement. However, should a change in NAV or other external events cause the Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, the Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, the Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other U.S. regulated investment companies, and other securities, such other securities limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (defined as a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market, unless 90% or more of such partnership’s gross income is derived from its business of investing in stock, securities or currencies).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. In addition, the disclosure of the Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s fiduciary duties. The Trust, the Adviser, or any agent, or any employee thereof (a “Fund Representative”) may not disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Neither the Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of the Fund.

The Fund posts onto the Trust’s internet site its securities holdings and its top ten portfolio holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 business days after the end of the previous month. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC quarterly. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure. Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•	The Fund has a legitimate business purpose and it is in the best interest of the Fund to release portfolio holdings information in advance of release to all shareholders or the general public; and
•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Fund, the Fund’s service providers may receive portfolio holdings information in advance of general release on an as needed basis. The service providers that may receive portfolio holdings information include the Adviser and administrator (Aberdeen Standard Investments Inc.); independent registered public accounting firm ([ ]); custodian, fund accountant, sub-administrator (State Street Bank and Trust Company); transfer agent (DST Asset Manager Solutions); securities lending agent to the Fund and provider of certain middle- and back-office services to the Adviser (BNP Paribas Security Services); providers of certain middle-and back-office services to the Adviser (Citibank NA and its affiliates); legal counsel (Dechert LLP); legal counsel to the independent Trustees (Faegre Drinker Biddle & Reath LLP); financial printers (Merrill Corporation) and proxy voting service (if applicable). The service providers are subject to express or implied duties to keep all portfolio holdings information that is not publicly available confidential and not to trade on such information. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services or portfolio analytics services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review. Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements with respect to Trust business during the quarter. The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holdings which will describe to whom and under what circumstances such disclosure was made.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INDEPENDENT TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Radhika Ajmera**** Year of Birth: 1964	Trustee since February 2020	Ms. Ajmera has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Company since 2015 and of Aberdeen Japan Equity Fund since 2014 where she was appointed chair, effective December 2017. Ms. Ajmera has over twenty years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed-end fund non-executive directorships.	24	None
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	30	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) from 2015 to 2017.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is a non-executive director of a number of Australian and overseas companies.	25	Director of Ballyshaw Pty. Ltd. (share trading, real estate development and investment) (Chairman).
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	24	Director of CenturyLink Investment Management Company, Director of BlackRidge Financial Inc. from 2004 to 2019 and Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	23	Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	22	None.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INTERESTED TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert was Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments Inc. from March 2019 to September 2020. He was Co-Founder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority’s Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He has served as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds and continues to serve in some of these roles following his departure from the Aberdeen Group in September 2020.	31	Director of The Asia Tigers Fund, Inc. from 2012 to 2018.
*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust, which currently consists of 19 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs (consisting of 4 portfolios).
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Megan Kennedy.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his former affiliation with the Adviser.

OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Chairman- Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer–Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).
Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)	Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.
Jeffrey Cotton** Aberdeen Asset Managers Limited 6 St Andrews Square Edinburgh EH2 2AH Year of Birth: 1977	Vice President – Compliance (Since March 2011)	Currently, Chief Risk Officer – Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010.
Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets–Americas for Aberdeen Standard Investments Inc. (since 2009).
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005 as a Senior Fund Administrator.

Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments Inc. in July 2007.
Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Director, Vice President and Head of Product & Client Solutions –Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined ASI in 1991.
Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)	Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined ASI in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005.
Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1968	Vice President (Since March 2019)	Currently, Deputy Head of Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Ms. Irvine joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.
Chris Demetriou** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since March 2020)

Chris Demetriou is Chief Executive Officer - Americas for ASI. He is a member of the Executive Leadership Team as well as several other committees within the organization. Mr. Demetriou is based in Philadelphia and is responsible for Aberdeen Standard’s operations across North and South America. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London. Mr. Demetriou moved to the United States in 2014 to assume the role of Chief Financial Officer for ASII in the Americas. In December of 2016, he was appointed Deputy CEO for the Americas. Before joining SVG, he worked at Ernst and Young, specializing in Asset and Wealth Management audits and transactions. Mr. Demetriou is a Chartered Accountant and has a BA in Politics from the University of York in England.

Josh Duitz** Aberdeen Standard Investments Inc. 712 Fifth Ave 49th Floor New York, NY 10019 Year of Birth: 1970	Vice President (Since March 2019)	Currently, Senior Vice President in the Global Equities Team at Aberdeen Standard Investments. Mr. Duitz joined Aberdeen Standard Investments in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager.
Svitlana Gubriy** Standard Life Investments 6 St Andrew Square Edinburgh EH2 2AH Year of Birth: 1972	Vice President (Since March 2019)	Currently, Head of Global REIT Funds at Aberdeen Standard Investments. Prior to joining Standard Life Investments in 2005, Ms. Gubriy worked in the real estate investment banking division of Lehman Brothers in New York and private equity in Kyiv (Ukraine).
Ben Moser** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services - U.S. for Aberdeen Standard Investments Inc. Mr. Moser joined Aberdeen Standard Investments Inc. in July 2008.
Jim O’Connor** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President (Since March 2020)

Currently, Executive Director for Aberdeen Standard Investments Inc. He manages the execution of Aberdeen Standard Investments’ corporate strategy in the Americas. Prior to his current role, Mr. O’Connor was Managing US Counsel responsible for the legal team supporting ASII’s institutional business. Before joining ASII, Mr. O’Connor was an associate at Stradley Ronon Stevens & Young in the firm’s Investment Management Group and held various roles in operations, trading and product management for the broker-dealer arms of two Fortune 100 companies. Mr. O’Connor holds a JD from Rutgers University School of Law — Camden (Summa Cum Laude) and a BA degree from Villanova University.

Brian O’Neill** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager – U.S. for Aberdeen Standard Investments Inc. Mr. O’Neill joined Aberdeen Standard Investments Inc. in 2008.
Eric Olsen** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration – U.S. for Aberdeen Standard Investments Inc. Mr. Olsen joined Aberdeen Standard Investments Inc. in August 2013.
Andrew Kim** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Cotton, Mr. Andolina, Mr. Young, Ms. Sitar, Mr. Kaloo, Ms. Irvine, Mr. Demetriou, Mr. Duitz, Ms. Gubriy, Mr. Moser, Mr. Olsen, Mr. O’Neill, Mr. O’Connor and Mr. Kim hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs (consisting of 4 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Fund. A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Ajmera, financial services, investment management and executive experience and board experience with investment management and fund companies; Mr. Gilbert, investment management experience as the former Chairman of Aberdeen Standard Investments and former Co-Chief Executive Officer of Standard Life Aberdeen plc and director roles within the Aberdeen complex, board experience with other public companies and investment trusts; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Porter, financial, accounting and executive experience with other companies and board experience with investment management and fund companies; Mr. Rappaport, financial services, investment management and executive experience with private investment firms and board experience with other public and private companies, including fund companies; and Mr. Smith, experience as managing editor and director of a financial publications firm.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board of Trustees is composed of six Independent Trustees and one Interested Trustee, Martin J. Gilbert. The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund , and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. Each Committee is comprised entirely of Independent Trustees. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Audit and Valuation Committee is comprised of Messrs. Malone, Miles, Porter, Rappaport and Smith. Mr. Porter serves as Chair of the Audit and Valuation Committee as well as the Audit and Valuation Committee Financial Expert. The purposes of the Audit and Valuation Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditor their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditor regarding financial reporting; and (h) investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee. The function of the Audit and Valuation Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit. The independent auditor is ultimately accountable to the Board and the Audit and Valuation Committee, as representatives of the Trust’s shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.

The purpose of the Audit and Valuation Committee is also to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures. The Audit and Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate. The Audit and Valuation Committee met [ ] times during the fiscal year ended October 31, 2020.

The Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone and Smith. Mr. Malone serves as Chair of the Nominating Committee. The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; and (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Fund , the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence. The Nominating Committee met [ ] times during the fiscal year ended October 31, 2020.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs and other service providers in connection with the services they provide to the Fund. The Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Shares of Aberdeen Funds

As of December 31, 2019, the Trustees held shares of the Fund and of the Aberdeen Family of Investment Companies as indicated below.

INDEPENDENT TRUSTEES
Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Radhika Ajmera**	None	None
P. Gerald Malone	None	$10,001 - $50,000
Neville J. Miles	None	$10,001 - $50,000
Rahn K. Porter	None	$10,001 - $50,000
Steven N. Rappaport	None	$100,001-$500,000
Peter D. Sacks***	None	$10,001 - $50,000
Warren C. Smith	None	$10,001 - $50,000
INTERESTED TRUSTEE
Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Martin Gilbert	None	None
*	As of December 31, 2019, the Family of Investment Companies consisted of the Trust, which contained 19 portfolios, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs (consisting of 5 portfolios); however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies. Ownership information is provided with respect to only those funds that each Trustee oversaw as of December 31, 2019.
**	Ms. Ajmera joined the Board as a Trustee in February 2020.

***Mr. Sacks resigned from the Board as a Trustee pursuant to the Trust’s retirement policy effective immediately following the meeting of the Board held on June 17, 2020.

As of January 31, 2020, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of the Fund’s shares.

Compensation of Trustees

The Compensation Table below sets forth the total compensation that each Trustee received from the Trust and the Fund Complex (as defined below) for the fiscal year ended October 31, 2020.

INDEPENDENT TRUSTEES
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Radhika Ajmera**	[ ]	[ ]	[ ]	[ ]
P. Gerald Malone	[ ]	[ ]	[ ]	[ ]
Rahn K. Porter	[ ]	[ ]	[ ]	[ ]
Steven N. Rappaport	[ ]	[ ]	[ ]	[ ]
Peter D. Sacks***	[ ]	[ ]	[ ]	[ ]
Neville J. Miles	[ ]	[ ]	[ ]	[ ]
Warren C. Smith	[ ]	[ ]	[ ]	[ ]
INTERESTED TRUSTEE
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Martin Gilbert	[ ]	[ ]	[ ]	[ ]

* As of October 31, 2020, the Aberdeen Fund Complex consisted of the Trust, which contained 19 portfolios, as well as Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs (consisting of 5 portfolios).

** Ms. Ajmera joined the Board as a Trustee in February 2020.

***Mr. Sacks resigned from the Board as a Trustee pursuant to the Trust’s retirement policy effective immediately following the meeting of the Board held on June 17, 2020.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Sales Loads

Class A shares may be sold at NAV without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates). The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment. See “Waiver of Class A Sales Charges” for more information.

Code of Ethics

Federal law requires the Trust, the Adviser and the Trust’s principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

Regulations under the federal securities laws require the Trust, the Adviser to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Fund. The Trust has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser, as applicable. The Adviser has adopted proxy voting policies and procedures, which have been reviewed and approved by the Fund’s Board, to ensure the proper and timely voting of the proxies on behalf of the Fund. Moreover, the Adviser will assist the Fund in the preparation of the Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Fund or the Adviser will be submitted to the Board for approval or review, as the case may be. For additional information, please see the summary of the Adviser’s proxy voting policies and procedures attached hereto as Appendix C.

Information about how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of Aberdeen Standard, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Fund’s NAVs; fees and expenses of independent certified public accountants and legal counsel to the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for the Fund and/or classes, as described below.

Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Fund in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Fund .

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). Aberdeen PLC, its affiliates and subsidiaries are referred to herein as the “Aberdeen Group”. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $[ ] billion in assets as of [ ], 2020. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and have a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser may use the resources of investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Adviser. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

Aberdeen Standard Investments Inc.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen. Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days’ written notice. The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen Standard, located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, is indirectly owned by Standard Life Aberdeen plc. Martin Gilbert, Trustee of the Trust, was Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments until September 30, 2020 when he left the Aberdeen Group.

For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the Fund according to the following schedule

Asset Level	Investment Advisory Fee
$0 up to $250 million $250 million and more	0.65% 0.60%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Fund, Aberdeen Standard may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Fund. In this regard, Aberdeen Standard has entered into a written expense limitation agreements with the Trust on behalf of the Fund. Pursuant to the expense limitation agreements, Aberdeen Standard has agreed to waive or limit its fees and to assume other expenses to the extent necessary, subject to certain exclusions, to limit the total annual operating expenses of each Class of each such Fund to the limits described below. This limit excludes interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. Please note that the waiver of fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.

Aberdeen Standard may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the expense limitation agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. No reimbursement will be made unless: (i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the expense limitation agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the expense limitation agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

ASII has agreed contractually to waive, through February 28, [2022], advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses of the Trust, excluding certain expenses as described above, as follows:

Name of Class	2020 Expense Limitation*
Institutional Class Class A Class C	0.65% 0.90% 1.65%

* The Expense Limitation is effective as of February 28, 2020 and may not be terminated before February 28, 2022 without the approval of the Independent Trustees.

Predecessor Adviser

As explained in the “General Information” section of this SAI, the Fund acquired the assets and liabilities of the Alpine High Yield Managed Duration Municipal Fund through a reorganization.  Prior to the reorganization, investment advisory services for the Alpine Predecessor Fund were provided by its investment adviser (the “Alpine Adviser”), which is not affiliated with the Adviser. The Alpine Predecessor Fund was obligated to pay the Alpine Adviser a monthly fee based on average daily net assets of the Alpine Predecessor Fund.  The contractual advisory fees paid by the Alpine Predecessor Fund to the Alpine Adviser are shown in the following schedule:

Asset	Investment Advisory Fee
$0 up to $250 million $250 million and more	0.65% 0.60%

Investment Advisory Fees

The table below shows the investment advisory fees paid by the Fund to the Adviser and the fees waived, if any, by the Adviser for the fiscal years ended October 31, 2020, 2019 and 2018 (or for the life of the Fund if shorter). Advisory fee information for the Fund for periods prior to May 4, 2018 reflects fees paid by the Alpine Predecessor Fund to the Alpine Adviser and fees waived by the Alpine Adviser.

Year Ended October 31, 2020			Year Ended October 31, 2019			Year Ended October 31, 2018
Fees Paid	Fees Waived	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived	Recoupment of Prior Fees Waived
$[ ]	$[ ]	$[ ]	$1,461,029	$557,879	$0	$1,459,459	$484,846	$0

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The multi-manager structure is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Fund principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time. The Adviser does not currently rely on the manager of managers order with respect to its management of the Fund.

Portfolio Managers

Appendix A contains the following information regarding the portfolio managers identified in the Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts. Information relating to each portfolio manager’s ownership in the Fund contained in this SAI that he or she manages, as part of the team, as of October 31, 2020, is set forth in the chart below.

Portfolio Manager	Dollar Range of Portfolio Shares Owned
Jonathan Mondillo	None
Lesya Paisley	None
Mark Taylor	None

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into a distribution agreement whereby AFD will act as principal underwriter for the Trust’s shares. The principal business address of AFD is 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Fund’s Adviser.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The distributor has no obligation to sell any specific quantity of Fund shares. Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval. The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares. The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from the Fund as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares.

The distributor reallows to Financial Industry Regulatory Authority registered dealers: 2.00% of sales charges on Class A shares of the Fund; and 1.00% on Class C shares of the Fund.

Predecessor Distributor

As explained in the “General Information” section of this SAI, the Aberdeen Short Duration High Yield Municipal Fund acquired the assets and liabilities of the Alpine High Yield Managed Duration Municipal Fund through a reorganization.  Prior to the reorganization date of May 4, 2018, the Alpine Predecessor Fund had a different distributor (the “Alpine Distributor”) that is not affiliated with AFD or the Adviser.

Distributor Fees

AFD receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares. [There were no] contingent deferred sales charges paid to AFD on redemptions of the Fund’s Class C shares for the fiscal year ended October 31, 2020, as Class C shares were not offered for sale until the date of this SAI.

The information presented below for the fiscal year ended October 31, 2019 and the period after May 4, 2018 to October 31, 2018 reflects the amounts received in underwriting commissions from a portion of the front end sales charge of certain classes of the Fund, all of which is retained by AFD.

Period	Gross Sales Charges Collected
Year Ended October 31, 2019	$[ ]
Period after May 4, 2018 to October 31, 2018	$[ ]

As of the period from November 1, 2017 to May 4, 2018 and the fiscal year ended October 31, 2017, the Alpine Distributor received the following sales charges from investors on sales of the Alpine Predecessor Fund’s Class A shares:

Period	Gross Sales Charges Collected	Underwriting Commissions retained by Alpine Distributor
Period from November 1, 2017 to May 4, 2018	$22,514	$1,208
Year Ended October 31, 2017	$60,438	$2,618

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Fund to compensate the Fund’s distributor for expenses associated with the distribution of certain classes of shares of the Fund. Although actual distribution expenses may be more or less, under the Plan the Fund pays the distributor an annual fee in an amount that will not exceed the following amounts:

•	0.25% of the average daily net assets of Class A shares of the Fund (distribution or service fees);
•	1.00% of the average daily net assets of Class C shares of the Fund (0.25% service fee); and

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Plan (the “Plan Trustees”). The Plan was approved for the Fund by the Board of Trustees, and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Plan Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to a Class of the Fund by vote of a majority of the Plan Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees, including a majority of the Plan Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Plan Trustees or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Plan Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to the Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Fund since it encourages Fund growth and maintenance of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of the Fund’s shares including, but not limited to, those discussed above. The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Predecessor Distribution Plan

The Alpine Predecessor Fund adopted a distribution plan (the “Predecessor Distribution Plan”) under Rule 12b-1 of the 1940 Act with respect to Class A shares. The Predecessor Distribution Plan permitted the Alpine Predecessor Fund to compensate the Predecessor Distributor for expenses associated with the distribution of Class A shares of the Alpine Predecessor Fund. Although actual distribution expenses may have been more or less, under the Predecessor Distribution Plan the Alpine Predecessor Fund paid the Alpine Distributor an annual fee not to exceed 0.25% of the average daily net assets of Class A shares of the Alpine Predecessor Fund. The Alpine Predecessor Fund did not offer Class C shares.

Distribution Plan Fees

During the fiscal year ended October 31, 2020, AFD earned the following distribution fees under the Plan for the Fund:

Class A	Class C*
$[ ]	$[ ]

*The Fund began offering Class C shares as of the date of this SAI.

For the fiscal year ended October 31, 2020, the following expenditures were made using the 12b-1 fees received by AFD with respect to the Fund:

Advertising	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs	Financing Charges with Respect to C Shares*	Broker-Dealer Compensation & Costs
$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

*The Fund began offering Class C shares as of the date of this SAI.

Administrative Services Fees/Sub-Transfer Agency Fees

The Fund may pay and/or reimburse administrative services fees/sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. Sub-transfer agency fees may be in addition to the Rule 12b-1 fees described in the Fund’s Prospectus. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services. The Fund may pay and/or reimburse sub-transfer agency fees on an average-net-assets basis or on a per-account-per-year basis for services to the Fund and its shareholders, including on certain non-omnibus accounts. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of an investment in a share class over time and may cost more than other types of fees.

Class A shares of the Fund pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees. Under the terms of the Administrative Services Plan, the Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A shares of the Fund(s) (as applicable). Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the particular Administrative Services Plan for the Fund, the Trust has entered into Servicing Agreements for the Fund pursuant to which the contracted servicing agent for the Fund has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. In consideration for providing administrative support services, the servicing agent with whom the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% for Class A shares of the average daily net assets of the Class A shares of the Fund (as applicable) (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, [2022], a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis).

For the fiscal year ended October 31, 2020, the Fund paid $[ ] in administrative services fees relating to Class A shares of the Fund.

Class C and Institutional Class shares may also pay for sub-transfer agency services directly and not pursuant to an Administrative Services Plan.

Fund Administration

Under the terms of a Fund Administration Agreement, ASII provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. ASII is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Trust shall pay fees to ASII, as set forth directly below, for the provision of services to the Fund. Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

Fund Asset Level	Aggregate Fee as a Percentage of Fund Net Assets

All Assets	0.08%

The asset-based fees are subject to an annual minimum fee equal to the number of funds of the Trust (excluding those funds for which ASII does not serve as administrator, if any) multiplied by $25,000.

Predecessor Fund Administrator

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, acted as the Alpine Predecessor Fund’s administrator, fund accountant and custodian and assisted in the supervision of all aspects of the operations of the Alpine Predecessor Fund (except those performed by the Alpine Adviser); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of trustees and shareholders of the Alpine Predecessor Fund.

Fund Administration Fees

During the fiscal years ended October 31, 2020, 2019 and 2018, the Fund or the Alpine Predecessor Fund, as the case may be, paid fund administration fees as indicated in the table below.

Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018(1)
$[ ]	$[ ]	$[ ]
[1]	For the year ended October 31, 2018, the administration fees were paid by the Alpine Predecessor Fund to State Street for the period from November 1, 2017 to May 4, 2018 and the administration fees were paid by the Fund to ASII for the period from May 7, 2018 to October 31, 2018. For the years ended October 31, 2019 and October 31, 2020, the administration fees were paid by the Fund to ASII.

Transfer Agent

The Trust has entered into a Transfer Agency and Service Agreement with Boston Financial Data Services Inc., now named DST Asset Manager Solutions (“DST”), 333 West 11th Street, Kansas City, Missouri 64105, whereby DST provides transfer agent and dividend disbursement agent services.

Sub-Administrator, Custodian and Fund Accountant

The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides custody and fund accounting services for the Fund. Aberdeen has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Fund. For the administration services provided by State Street to the Fund, Aberdeen pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Securities Lending Activity

Pursuant to a Securities Lending Authorization Agreement with the Trust, on behalf of the Fund, BNP Paribas acting through its New York branch (“BNP”), acts as securities lending agent for the Fund. During the most recent fiscal year ended October 31, 2020, the services BNP may provide to the Fund, pursuant to the agreement, primarily included the following:

(1)	selecting borrowers from an approved list of borrowers;
(2)	negotiating the terms of securities loans, including the amount of fees, and executing a securities lending agreement as agent on behalf of the Fund with each such borrower;
(3)	monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(4)	investing cash collateral received in connection with any loaned securities;
(5)	arranging for the collection of any interest, dividends or other distributions or other payments of any kind on loaned securities and payment of the same to the Fund;
(6)	maintaining separate records for securities loaned;
(7)	in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issuer, class, quantity and denomination as the loaned securities; and
(8)	terminating securities loans and arranging for the return of loaned securities to the Fund at loan termination.

The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund for the fiscal year ended October 31, 2020.

Gross income from securities lending activities	$[ ]
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$[ ]
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$[ ]
Administrative fees not included in revenue split	$[ ]
Indemnification fee not included in revenue split	$[ ]
Rebates (paid to borrowers)	$[ ]
Other fees not included in revenue split	$[ ]
Aggregate fees/compensation for securities lending activities	$[ ]
Net income from securities lending activities	$[ ]

Legal Counsel

Dechert, LLP, 1900 K Street, NW, Washington, DC 20006-1110, serves as the Trust’s legal counsel. Faegre Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

[ ] serves as the independent registered public accounting firm for the Trust.

BROKERAGE ALLOCATION

The Adviser is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, price, transaction costs, reasonableness of commissions, speed, efficiency, knowledge of particular securities, likelihood of execution and settlement, size and type of transaction, settlement capabilities, reputation, nature and any other consideration relevant to the best execution of that order. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. The Adviser has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effective with the implementation of MiFID II, ASI absorbs all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Exchange Act.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Fund, it is the policy of the Adviser to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Advisers or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser (if applicable) may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which the Adviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser does not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Fund nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Adviser also received research services for the fiscal year ended October 31, 2020 are summarized in the table below:

Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
$[ ]	$[ ]

For the fiscal years ended October 31, [2020], 2019 and 2018, purchase and sale transactions by the Fund and the Alpine Predecessor Fund [did not involve brokerage commissions].

During the fiscal year ended October 31, 2020, the Fund held investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) as follows:

Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year Ended October 31, 2020	Name of Broker or Dealer
$[ ]	[ ]
$[ ]	[ ]

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Shares of the Fund have not been registered for sale outside of the United States and its territories. However, the Fund may accept investments from non-U.S. affiliates of the Adviser.

Class A Sales Charges

The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION AS A % OF OFFERING PRICE
less than $100,000	2.50%	2.56%	2.00%
$100,000 up to $250,000	2.00	2.04	1.75
$250,000 or more	None	None	None

Using the NAV per share as of October 31, 2020, the maximum offering price of the Fund’s Class A shares would be as follows:

Net Asset Value	Maximum Sales Charge	Offering Price to Public
$[ ]	5.75%	$[ ]

Waiver of Class A Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Fund. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other financial intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your financial intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A shares may be waived for shares sold to financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Certain waivers and fee reductions may be available to customers of certain financial intermediaries, as described under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.

The sales charge applicable to Class A shares may be waived for the following purchases:

1)	shares sold to other registered investment companies affiliated with Aberdeen;

2)	shares sold to:

a)	any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

b)	401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans.

(Individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts do not qualify for the waiver.)

c)	any life insurance company separate account registered as a unit investment trust;

d)	Trustees and retired Trustees of the Trust;

e)	directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

f)	directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

g)	any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the distributor;

h)	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

i)	financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Reduction of Sales Charges

Reduction of Class A Sales Charges

Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

•	A Larger Investment. The sales charge decreases as the amount of your investment increases.
•	Rights of Accumulation. You and members of your family who live at the same address can add the current value of your Class A, Class A1 and Class C investments in the Aberdeen Funds and Aberdeen Investment Funds that you currently own or are currently purchasing to the value of your Aberdeen Funds Class A purchase, possibly reducing the sales charge.
•	No Sales Charge on a Repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•	Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $100,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class A, Class A1 and Class C Shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of the Fund of $250,000 or more. An investor may purchase $250,000 or more of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 12 months of the date of purchase. With respect to such purchases, the distributor or the Fund’s Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer. For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•	The purchase can be made in any combination of the funds of the Trust. The amount of the finder’s fee will be determined based on the particular combination of the funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular fund.
•	The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 12 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular fund. The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all funds an investor made that were subject to the Class A CDSC.

Amount of Finder’s Fee/Contingent Deferred Sales Charge

Class A Shares

Amount of Purchase
$250,000 up to $4 million	$4 million up to $25 million	$25 million or more
0.75%	0.50%	0.25%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares; however, the CDSC shall not apply to redemptions of Class C shares that were purchased through a financial intermediary that was not paid a commission by the Fund’s distributor or Adviser at the time of purchase. The distributor or the Fund’s Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Fund. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. The Adviser may also pay and/or reimburse sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund, subject to certain limitations approved by the Board. Sub-transfer agency expenses generally include, but are not limited to, costs associated with recordkeeping, networking or other administrative services.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers, platforms and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of the Fund on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

•	the distributor and other affiliates of the Adviser,
•	broker-dealers,
•	financial institutions, and
•	other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales; current or historical assets; one-time ticket charges or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Redemptions

Generally, the Fund will pay you for shares that redeem one day after your redemption request is received, however, the Fund may take three days in certain circumstances. The Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

In-Kind Redemptions

The Fund generally plans to redeem its shares for cash with the following exceptions. As described in the Prospectus, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”). The Fund may process a shareholder’s redemption request with an in-kind distribution at any time, subject to the conditions outlined below, but may be more likely to do so under stressed conditions where the Fund is unable to distribute cash, or for redemptions to large institutional investors that are equipped to receive the in-kind distribution in a way that does not adversely affect either such shareholder, the Fund or the remaining shareholders.

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s NAV during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated and unaffiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder. Use of the redemption in-kind procedures will allow the Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s NAV.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) the redemption check is made payable to anyone other than the registered shareholder; (2) the redemption proceeds are mailed to an address other than the address of record; (3) your account address has changed within the past 15 calendar days; (4) the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; (5) the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days; or (6) ownership is being changed on your account. The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

If the value of your account falls below $1,000 for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account), which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

•	Accounts of shareholders that are held by intermediaries under the NSCC Fund/SERV system in Networking Level 0 (Trust) and Level 3 accounts;
•	Individual Retirement Accounts;
•	Retirement Plans including but not limited to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans;
•	Coverdell Educational Savings Accounts; and
•	Class A share accounts established pursuant to the Class C to Class A conversion feature

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000. Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

Under normal circumstances, the NAV per share for the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that the Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Fund will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is regularly closed. Fund shares may be priced on days that the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

The Fund reserves the right not to determine its NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s NAV.

Under normal circumstances, the offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of the Fund on which offering and redemption prices are based is the Total Net Assets (“TNA”) of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The TNA of the Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share of a class is computed by adding the value of all securities and other assets in the Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Fund’s Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Trustees.

The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

SYSTEMATIC INVESTMENT STRATEGIES

Depending on the policies and procedures of your financial intermediary, some or all of the systematic investment strategies described below may not be available to you. Please contact your financial intermediary for more information.

Automatic Investment Plan - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. However, no formula can assure a profit or protect against loss in a declining market. Once you have opened an account with at least $1,000, you can contribute to an Automatic Investment Plan for as little as $50 a month in the Fund.

Systematic Exchange Plan and Dividend Moves - This plan allows you to transfer $50 or more to one fund of the Trust from another fund of the Trust systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other fund of the Trust you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. However, no formula can assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan (“SWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Fund offers the following privileges to shareholders. Additional information may be obtained by calling toll free 866-667-9231. However, the following privileges may not be permitted by the policies and procedures of a financial intermediary through which you may purchase shares of the Fund. Please contact your financial intermediary for more information.

No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege - With respect to other Classes of the Fund, the exchange privilege is a convenient way to exchange shares from one fund of the Trust to another fund of the Trust in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds - Exchanges may be made among any of the funds of the Trust within the same class of shares (except for any other fund of the Trust not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new fund’s minimum investment requirement.

Generally, you may exchange all or part of your shares for shares of the same class of another Aberdeen Fund without paying a front-end sales charge or CDSC at the time of the exchange. If you exchange your Class A shares of the Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 12 months of the original purchase, the applicable CDSC will be the CDSC for the Fund. If you exchange your Class A shares of another Aberdeen Fund into the Fund and then redeem within 18 months of the original purchase (within 12 months of the original purchase of the Intermediate Municipal Income Fund and Ultra Short Municipal Income Fund), the applicable CDSC will be the CDSC for the originally purchased Aberdeen Fund.

If you wish to purchase shares of the Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made in the Following Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Fund by calling 866-667-9231, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day’s closing share price. The Valuation Time is the close of regular trading of the Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Fund may record all instructions to exchange shares. The Fund reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Fund will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Fund will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Fund will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Fund reserves the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write by regular mail to Aberdeen Funds, P.O. Box 219534, Kansas City MO 64121-9534 or by overnight mail to Aberdeen Funds c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 02021or fax to 866-923-4269. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered “John Doe and Mary Doe,” “Joint Tenants With Right of Survivorship,” then both John Doe and Mary Doe must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Fund reserves the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeen-asset.us/usretail/, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all funds of the Trust as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Fund and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans- Shares of the Fund may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

Consolidated Statements - Shareholders of the Fund receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the funds of the Trust. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available.

Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Fund.

Summary Prospectus - An updated summary prospectus will be mailed to you at least annually.

Undeliverable Mail - If mail from the Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Fund receives further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently consists of the following 19 series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A, Class R, Institutional Service Class, Institutional Class
Aberdeen China A Share Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Dynamic Dividend Fund	Class A, Institutional Class
Aberdeen Emerging Markets Debt Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen U.S. Sustainable Leaders Smaller Companies Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Infrastructure Fund	Class A, Institutional Class
Aberdeen Global Absolute Return Strategies Fund	Class A, Class C, Institutional Service Class, Institutional Class
Aberdeen Intermediate Municipal Income Fund	Class A, Class C, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Sustainable Leaders Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen International Real Estate Equity Fund	Class A, Institutional Class
Aberdeen International Small Cap Fund	Class A, Class C, Class R, Institutional Class
Aberdeen Realty Income & Growth Fund	Class A, Institutional Class
Aberdeen Short Duration High Yield Municipal Fund	Class A, Class C, Institutional Class
Aberdeen Ultra Short Municipal Income Fund	Class A, Class A1, Institutional Class
Aberdeen U.S. Mid Cap Equity Fund	Class A, Class C, Institutional Service Class, Institutional Class
Aberdeen U.S. Sustainable Leaders Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen U.S. Small Cap Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to other shares of that class. In the event of liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION

The information discussed in this section applies generally to the Fund.

Buying a Dividend

If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Funds

Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distribution of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met by you and the Fund. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

For U.S. federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains. These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations. In the event that the Fund were to experience an ownership change as defined for federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.

As of October 31, 2020, for U.S. federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below:

Fund	Amount	Expires
Short Duration High Yield Municipal Fund	$[ ]	Unlimited (Short-Term)
Short Duration High Yield Municipal Fund	$[ ]	Unlimited (Long-Term)

Medicare Contribution Tax

A 3.8 percent Medicare contribution tax will be imposed on net investment income, among other things, including interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

The next three paragraphs describe tax considerations that are applicable to the Fund to the extent that it invests in foreign securities.

Effect of foreign withholding taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to you.

Effect of foreign debt investments on distributions. Realized gains and losses from the sale of debt securities are treated as ordinary income or loss for federal income tax purposes by the Fund, to the extent attributable to foreign exchange gains or losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

Pass-through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities or, at the close of each quarter, is at least 50% invested in other regulated investment companies, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income (if you itemize your income tax deductions) or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election. The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by the Fund) will be reduced if you receive foreign dividends from the Fund reported as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns. The Fund engaging in securities lending with respect to a security paying income subject to foreign taxes may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. In addition, a shareholder of the Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund shares are loaned pursuant to a securities lending agreement.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as exempt-interest income, taxable income, or capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. The Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i) the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

(ii) the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

(iii) the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of Basis – Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

•	In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

•	You sell some or all of your original shares within 90 days of their purchase, and

•	You reinvest the sales proceeds in the Fund or in another Fund on or before January 31 of the following year, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost Basis Reporting. The Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

U.S. Government Securities

The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income. Either none or only a nominal portion of the dividends paid by certain funds of the Trust will be qualified dividend income because they invest primarily in non-qualified foreign securities. Income dividends earned by the Fund on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate. The Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside the definition of qualified dividend income. In addition, if the Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will report the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to report 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by the Fund that qualifies for the corporate dividends-received deduction will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by certain Funds will be eligible for the corporate dividends-received deduction because they invest primarily in foreign securities. The Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fail to qualify for the dividends received deduction. In addition, if the Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not qualify for the dividends received deduction.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.

Section 199A Dividends for Individuals

For tax years beginning before January 1, 2026, the Fund may report “section 199A dividends” eligible for a 20% “qualified business income” deduction for non-corporate US shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for the qualified business income deduction, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the shareholder must meet certain holding period requirements with respect to the Fund shares.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject non-corporate shareholders to or increase their liability under the federal and state alternative minimum taxes, depending on their tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Investment in Complex Securities

The Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund. For example:

Derivatives. The Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge the Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles. The Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount. The Fund may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. Similar requirements may apply to securities purchased with market discount. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements. The Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income). The Fund may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” A portion of the Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Fund is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in the Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards if any may be subject to limitation.

Backup Withholding

By law, the Fund must withhold 24% of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, but not on capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Exempt-interest dividends. In general, exempt-interest dividends reported by the Fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

Capital gain dividends. In general, a capital gain dividend reported by the Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (“U.S.-REITs”). The sale of a U.S. real property interest (“USRPI”) by the Fund, or by a U.S.-REIT in which the Fund invests, may trigger special tax consequences to the Fund’s non-U.S. shareholders.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Fund shares.

Distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 21% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions in kind of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to the reporting and tax withholding rules described above.

U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding. A 30% withholding tax is currently imposed on dividends and certain other types of income paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. In addition, future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

This discussion of “ADDITIONAL GENERAL TAX INFORMATION” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

Additional Tax Information

The tax information described in “Additional General Tax Information” above applies, except as noted in this section.

Exempt-Interest Dividends

By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular U.S. federal income tax when they are paid to you. Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax. See the discussion below under the heading, “Alternative Minimum Tax.”

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Fund. Derivatives on municipal securities generally produce taxable income or taxable loss, with certain exceptions.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from private activity bonds is a tax preference item when determining your U.S. federal alternative minimum tax. From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions.

As a result of entering into swap contracts, the Fund may make or receive net periodic payments. The Fund may also make or receive a net periodic payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments received by the Fund will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments paid by the Fund that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gains and Gain or Loss on Sale or Exchange of Your Fund Shares

The Fund may realize a capital gain or loss on sale of portfolio securities. Distributions of capital gains are taxable to you. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Aberdeen Fund is the same as a sale.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains. These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for U.S. federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, the Fund may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Qualified Dividend Income for Individuals

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-Received Deduction for Corporations

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Section 199A Dividends for Individuals

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be section 199A dividends, eligible for a 20% qualified business income deduction.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Non-U.S. Investors

In general, exempt-interest dividends reported by the Fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

U.S. Government Securities

The income earned on certain U.S. Government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities.

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

MAJOR SHAREHOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of the Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. As of [ ], 2020, the following shareholders were shown in the Trust’s records as owning more than 25% of the Fund’s shares. The Trust does not know of any other person who owns beneficially more than 25% of the Fund’s shares except as set forth below.

Shareholder					Percent of the Fund Total Assets Held by the Shareholder
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

As of [ ], 2020, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of the Fund’s shares. The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of the Fund’s shares except as set forth below.

Class	Shareholder					Percent of the Class Total Assets Held by the Shareholder
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FINANCIAL STATEMENTS

[ ] is the Fund’s independent registered public accounting firm. [ ] audits the Fund’s annual financial statements. The audited financial statements and financial highlights of the Fund for its fiscal year ended October 31, 2019, as set forth in the Fund’s annual report to shareholders, including the report of [ ], and the unaudited financial statements and financial highlights of the Fund for the six-month period ended April 30, 2020, as set forth in the Fund’s semi-annual report to shareholders are incorporated by reference into this SAI. No other parts of the annual report are incorporated by reference herein. A copy of the annual reports may be obtained upon request and without charge by writing to Aberdeen Funds c/o DST Asset Manager Solutions, Inc. at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

APPENDIX A- PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Standard Investments Inc. (“Adviser”, or collectively with its affiliates referred to as “Aberdeen Standard Investments” or “ASI”)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Fund’s shares. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2020)
Jonathan Mondillo	Registered Investment Companies: [ ] account, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets
Lesya Paisley	Registered Investment Companies: [ ] account, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets
Mark Taylor	Registered Investment Companies: [ ] account, $[ ] total assets Other Pooled Investment Vehicles: [ ] accounts, $[ ] total assets Other Accounts: [ ] accounts, $[ ] total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Standard Investments (Aberdeen Standard Investments Inc.)

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, Aberdeen typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although Aberdeen anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, Aberdeen may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which Aberdeen anticipates a more significant market impact, Aberdeen intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, Aberdeen may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

APPENDIX B – DEBT RATINGS

S&P GLOBAL RATINGS DEBT RATINGS

A.	Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated 'AA' has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A - An obligor rated 'A' has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated 'BBB' has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.BB - An obligor rated 'BB' is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B - An obligor rated 'B' is more vulnerable than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC - An obligor rated 'CCC' is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

R - An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated 'SD' (selective default) or 'D' if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A 'D' rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR - Indicates that a rating has not been assigned or is no longer assigned.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated 'SD' (selective default) or 'D' if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A 'D' rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer

NR - Indicates that a rating has not been assigned or is no longer assigned

B.	Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:

•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.s

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

* Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets. AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC - Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings.3 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – Default is a real possibility.

RD – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers
Summary of Proxy Voting Guidelines

as of January 1, 2020

Where clients appoint Aberdeen Standard Investments (ASI) to vote proxies on their behalf policies have been established to vote these proxies in the best interests of our clients.

We employ ISS as a service provider to deliver our voting decisions efficiently to companies. We require ISS to provide recommendations based on our own set of parameters tailored to ASI’s assessment and approach, but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions.

An ASI analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which ASI have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There may be certain circumstances where ASI may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that ASI will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the ASI custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent ASI from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

•	where a portfolio manager owns the holding in a personal account
•	An investee company that is also a Segregated Client
•	An investee company where an Executive Director or Officer of our company is also a Director of that company
•	An investee company where an employee of ASI is a Director of that company
•	A significant distributor of our products
•	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

C-1

Clients may obtain a free copy of ASI’s proxy voting policies and procedures and/or proxy voting records for their account by contacting us at (215) 405-5700. ASI publishes Stewardship Principles which describe our approach to investment analysis, shareholder engagement and proxy voting across companies worldwide. They are published on our website

This policy has been developed by the ASI corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group. ASI’s Stewardship Policy is published on our website.

C-2

PART C: OTHER INFORMATION

Item 28.                 Exhibits

(a)           (1) Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1 of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on March 13, 2008 (Accession Number 0001104659-08-017390).

(a)           Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on June 23, 2008 (Accession Number 0001193125-08-138324) (“Post-Effective Amendment No. 2”).

(b)           Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A as filed on April 22, 2009 (Accession Number 0001104659-09-025445).

(c)           Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A as filed on July 20, 2009 (Accession Number 0001104659-09-043743) (“Post-Effective Amendment No. 14”).

(d)           Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Institutional Service Class for the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A as filed on October 28, 2009 (Accession Number 0001135428-09-000523).

(e)           Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.a.1.f of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A as filed on October 4, 2010 (Accession Number 0001104659-10-051121) (“Post-Effective Amendment No. 28”).

(f)            Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A as filed on August 12, 2011 (Accession Number 0001104659-11-046544) (“Post-Effective Amendment No. 39”).

(g)           Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. High Yield Bond  Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A as filed on December 15, 2011 (Accession Number 0001104659-11-069674) (“Post-Effective Amendment No. 43”).

(h)           Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX-99.a.1.j of Post-Effective Amendment No.47 to the Registrant’s Registration Statement on Form N-1A as filed on June 15, 2012 (Accession Number 0001104659-12-043873) (“Post-Effective Amendment No. 47”).

(i)            Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Alternative Strategies Fund and Aberdeen Alternative Strategies Fund II is incorporated by reference to Exhibit EX-99.a.1.k of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A as filed on October 15, 2015 (Accession Number 0001104659-15-070904) (“Post-Effective Amendment No. 67”).

(j)            Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A as filed on February 29, 2016 (Accession Number 0001104659-16-101125) (“Post-Effective Amendment No. 72”).

(k)           Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.l of Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A as filed on March 7, 2018 (Accession Number 0001104659-18-015555) (“Post-Effective Amendment No. 86”).

(l)            Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class A1 shares of the Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2019 (Accession No. 0001104659-19-011471) (“Post-Effective Amendment No. 90”).

(m)           Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class C shares of the Aberdeen Short Duration High Yield Municipal Fund  is filed herewith.

(2) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(b)           Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on January 18, 2008 (Accession Number 0001386893-08-000026).

(c)           (1) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(2) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

(d)           (1) Investment Advisory Agreement dated February 7, 2008 between Registrant and Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.) (“ASI”) (the “2008 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)           Amendment and Amended Exhibit A to the 2008 Advisory Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.d.1.a of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2020 (Accession Number 0001104659-20-027092) (“Post-Effective Amendment No. 98”).

(2) Investment Advisory Agreement dated November 13, 2015 between Registrant and ASI (the “2015 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.2 of Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A as filed on November 25, 2015 (Accession Number 0001104659-15-081471).

(a)           Amendment and Amended Exhibit A to the 2015 Advisory Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.d.2.a of Post-Effective Amendment No. 98 filed on February 28, 2020.

(3) Subadvisory Agreement between Registrant, ASI and Aberdeen Standard Investments (Asia) Limited (formerly, Aberdeen Asset Management Asia Limited) (“ASIAL”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(a)           Form of Amended Exhibit A to the Subadvisory Agreement among Registrant, ASI and ASIAL is incorporated by reference to Exhibit EX-99.d.3.a of Post-Effective Amendment No. 98 filed on February 28, 2020.

(4) Subadvisory Agreement between Registrant, ASI and Aberdeen Asset Managers Limited (“AAML”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(a)           Form of Amended Exhibit A to the Subadvisory Agreement between Registrant, ASI and AAML is incorporated by reference to Exhibit EX-99.d.4.a of Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A as filed on November 15, 2019 (Accession Number 0001104659-19-064690) (“Post-Effective Amendment No. 96”).

(5) Investment Advisory Agreement between Registrant and ASI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund (the “2018 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	First Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.d.5.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(b)	Second Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.d.5.b of Post-Effective Amendment No. 98 filed on February 28, 2020.

(6) Subadvisory Agreement between Registrant, ASI and AAML with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund and Aberdeen Realty Income & Growth Fund is incorporated by reference to Exhibit EX-99.d.6 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(e)           (1) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)           Amended and Restated Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1.a of Post-Effective Amendment No. 98 filed on February 28, 2020.

(2) Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(f)            Not Applicable.

(g)           (1) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A as filed on July 12, 2010 (Accession Number 0001104659-10-037599) (“Post-Effective Amendment No. 26”).

(a)           Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.a of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed on February 27, 2015 (Accession Number 0001104659-15-015103) (“Post-Effective Amendment No. 63”).

(b)           Form of Funds Letter and Form of Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company  is incorporated by reference to Exhibit EX-99.g.1.b of Post-Effective Amendment No. 98 filed on February 28, 2020.

(h)           (1) Amended and Restated Fund Administration Agreement between Registrant and ASI dated March 6, 2018 is incorporated by reference to Exhibit EX-99.h.1 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)           Amended Exhibit B to the Fund Administration Agreement between Registrant and ASI is incorporated by reference to Exhibit EX-99.h.1.a of Post-Effective Amendment No. 98 filed on February 28, 2020.

(2) Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) is incorporated by reference to Exhibit EX-99.h.2 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(a)           Amendment dated September 18, 2014 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.a of Post-Effective Amendment No. 63 filed on February 27, 2015.

(b)           Amendment dated February 3, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.b of Post-Effective Amendment No. 63 filed on February 27, 2015.

(c)            Amendment dated December 11, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 72 filed on February 29, 2016.

(d)           Amendment dated June 1, 2020 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A as filed on September 25, 2020 (Accession Number 0001104659-20-108872) (“Post-Effective Amendment No. 100”).

(e)           Form of Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 98 filed on February 28, 2020.

(3) Sub-Administration Agreement between ASI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3 of Post-Effective Amendment No. 26 filed on July 12, 2010.

(a)           Funds Letter and Amended Schedule A to the Sub-Administration Agreement between ASI and State Street Bank and Trust Company for the addition of Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.3.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(b)           Amendment to Sub-Administration Agreement dated June 29, 2018 is incorporated by reference to Exhibit EX-99.h.3.b of Post-Effective Amendment No. 90 filed on February 28, 2019.

(c)           Amendment to the Sub-Administration Agreement dated August 24, 2018 is incorporated by reference to Exhibit EX-99.h.3.c of Post-Effective Amendment No. 90 filed on February 28, 2019.

(d)           Amendment to the Sub-Administration Agreement dated June 1, 2020 is incorporated by reference to Exhibit EX-99.h.3.d of Post-Effective Amendment No. 100 filed on September 25, 2020.

(e)           Form of Funds Letter and Form of Amended Schedule A to the Sub-Administration Agreement between ASI and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3.d of Post-Effective Amendment No. 98 filed on February 28, 2020.

(4) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4 of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A as filed on February 6, 2009 (Accession Number 0001386893-09-000028).

(a)	Tenth Amendment and Amended Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4.a of Post-Effective Amendment No. 100 filed on September 25, 2020.

(5) Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(6) Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6 of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed on December 29, 2016 (Accession Number 0001104659-16-164234) (“Post-Effective Amendment No. 77”).

(a)           Form of Amended Exhibit A to the Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6.a of Post-Effective Amendment No. 100 filed on September 25, 2020.

(7)  Expense Limitation Agreement between the Registrant and ASI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.7 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)           Form of Amended and Restated Exhibit A to the Expense Limitation Agreement between the Registrant and ASI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund and Aberdeen Ultra Short Municipal Income Fund  is filed herewith.

(i)            (1) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for initial 26 Funds (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i of Post-Effective Amendment No. 2 filed on June 23, 2008.

(2) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia Bond Institutional Fund, Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund and Aberdeen International Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.3 of Post-Effective Amendment No. 14 filed on July 20, 2009.

(3) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.4 of Post-Effective Amendment No. 14 filed on July 20, 2009.

(4) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Institutional Service Class Shares of Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.5 of Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A as filed on November 6, 2009 (Accession Number 0001421877-09-000283) (“Post-Effective Amendment No. 21”).

(5) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.6 of Post-Effective Amendment No. 21 filed on November 6, 2009.

(6) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.i.7 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(7) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.i.7 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(8) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. High Yield Bond Fund is incorporated by reference to Exhibit EX-99.i.10 of Post-Effective Amendment No. 43 filed on December 15, 2011.

(9) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX 99.i.11 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(10) Opinion and Consent of Counsel that Class R, Institutional Class and Institutional Service Class shares will be legally issued, fully paid and non-assessable for the Aberdeen Tax-Free Income Fund is incorporated by reference to Exhibit EX-99.i.13 of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A as filed on February 25, 2013 (Accession Number 0001104659-13-013870) (“Post-Effective Amendment No. 56”).

(11) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.i.15 of Post-Effective Amendment No. 72 filed on February 29, 2016.

(12) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Class T shares of the Registrant is incorporated by reference to Exhibit EX-99.i.14 of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2017 (Accession Number 0001104659-17-012584).

(13) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.i.14 of Post-Effective Amendment No. 86 filed on March 7, 2018.

(j)            Consent of independent registered public accounting firm to be filed by amendment.

(k)           Not Applicable.

(l)            Initial Capital Agreement between Registrant and ASI is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s initial Registration Statement on Form N-1A as filed on February 5, 2008 (Accession Number 000137439-08-000064).

(m)          Amended Distribution Plan is incorporated by reference to Exhibit EX-99.m of Post-Effective Amendment No. 98 filed on February 28, 2020.

(1) Amended Distribution Plan to be filed by amendment.

(n)           Amended Rule 18f-3 Plan is incorporated by reference to Exhibit EX-99.n of Post-Effective Amendment No. 98 filed on February 28, 2020.

(1) Amended Rule 18f-3 Plan to be filed by amendment.

(o)           Reserved.

(p)           (1) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1 of Post-Effective Amendment No. 100 filed on September 25, 2020.

(2) Code of Ethics of ASI, AAML, ASIAL and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.p.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(q)           (1) Power of Attorney with respect to the Trust for P. Gerald Malone, Warren C. Smith, Rahn K. Porter, Martin Gilbert, Radhika Ajmera, Neville Miles and Steven N. Rappaport is incorporated by reference to Exhibit EX-99.q.1 of Post-Effective Amendment No. 98 filed on February 28, 2020.

(2) Power of Attorney with respect to the Trust for Bev Hendry and Andrea Melia is incorporated by reference to Exhibit EX-99.q.2 of Post-Effective Amendment No. 98 filed on February 28, 2020.

(3) Certificate of Secretary is filed herewith.

Item 29.                 Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30.                 Indemnification

(a)           Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust. No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)           The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)           In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of each Investment Advisory Agreement between the Registrant and Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management, Inc.) (“ASI”); (2) Section 10 of the Sub-Advisory Agreements among the Registrant, ASI and each of the following sub-advisers: (a) Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) and (b) Aberdeen Asset Managers Limited; (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors, LLC; (4) Section 8 of the Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc.; and (5) Section 17 of the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties. These Agreements are incorporated herein by reference to Item 28.

Item 31.                 Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.) (“ASI”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, ASI provides investment advisory services to individual accounts. Additional information as to ASI and the directors and officers of ASI is included in ASI’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of ASI and information as to any business, profession, vocation or employment of a substantial nature engaged in by ASI and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Asset Managers Limited (“AAML”), is a Scottish company. Additional information as to AAML and the directors and officers of AAML is included in AAML’s Form ADV filed with the SEC (File No. 801-75074), which is incorporated herein by reference and sets forth the officers and directors of AAML and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAML and such officers and directors during the past two years.

The Registrant’s subadviser, Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) (“ASIAL”), is a Singapore corporation. Additional information as to ASIAL and the directors and officers of ASIAL is included in ASIAL’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of ASIAL and information as to any business, profession, vocation or employment of a substantial nature engaged in by ASIAL and such officers and directors during the past two years.

Item 32.                 Principal Underwriters.

(a)           Aberdeen Fund Distributors, LLC (the “Distributor”) acts as principal underwriter for the Registrant and each of its series. The Distributor also serves as the principal underwriter for Aberdeen Investment Funds.

(b)

Name	Position with Underwriter	Position with Registrant
Mickey Janvier 1900 Market Street, Suite 200 Philadelphia, PA 19103	Chief Executive Officer	None
Raoul Clark 1900 Market Street, Suite 200 Philadelphia, PA 19103	Chief Compliance Officer	None
Chad Kirschenblatt 100 Quentin Roosevelt Blvd. Suite 516 Garden City, NY 11530	Financial Operations Principal	None

(c)            Not Applicable.

Item 33.                 Location of Accounts and Records.

For all series of the Trust other than those noted below, all accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of DST Asset Manager Solutions, 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 with the exception of those maintained by the Registrant’s investment adviser, Aberdeen Standard Investments Inc. at 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Item 34.                 Management Services.

Not Applicable.

Item 35.                 Undertakings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 101 to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 19th day of October, 2020.

Aberdeen Funds
Registrant

By:	/s/ Bev Hendry(1)
Bev Hendry
President of Aberdeen Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Bev Hendry(1)	President and Chief Executive Officer	October 19, 2020
Bev Hendry

/s/ Andrea Melia(1)	Treasurer, Chief Financial Officer And Principal Accounting Officer	October 19, 2020
Andrea Melia

/s/ P. Gerald Malone(1)	Chairman of the Board	October 19, 2020
P. Gerald Malone

/s/ Warren C. Smith(1)	Trustee	October 19, 2020
Warren C. Smith

/s/ Rahn K. Porter(1)	Trustee	October 19, 2020
Rahn K. Porter

/s/ Martin Gilbert(1)	Trustee	October 19, 2020
Martin Gilbert

/s/ Radhika Ajmera(1)	Trustee	October 19, 2020
Radhika Ajmera

/s/ Neville Miles(1)	Trustee	October 19, 2020
Neville Miles

/s/ Steven N. Rappaport(1)	Trustee	October 19, 2020
Steven N. Rappaport

By:	/s/ Lucia Sitar
Lucia Sitar
Attorney In Fact

(1)             Pursuant to a power of attorney incorporated herein by reference.

Exhibit List

Exhibit Number	Exhibit

EX-99.a.1.m	Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class C shares of the Aberdeen Short Duration High Yield Municipal Fund
EX-99.h.7.a	Form of Amended and Restated Exhibit A to the Expense Limitation Agreement between the Registrant and ASI with respect to the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund and Aberdeen Ultra Short Municipal Income Fund
EX-99.q.3	Secretary’s Certificate